EXHIBIT 10.12
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                      H & T RECEIVABLE FUNDING CORPORATION

                                   Transferor

                         BALLY TOTAL FITNESS CORPORATION

                                    Servicer

                                       and

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                                     Trustee

                on behalf of the Series 1996-1 Certificateholders

                      ------------------------------------

                            SERIES 1996-1 SUPPLEMENT

                          Dated as of December 16, 1996

                                       to

                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 16, 1996

                      ------------------------------------

                               H & T MASTER TRUST

                  $145,500,000 8.43% Accounts Receivable Trust
                     Certificates, Series 1996-1, Class A-1

               $14,500,000 Floating Rate Accounts Receivable Trust
                     Certificates, Series 1996-1, Class A-2



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                                TABLE OF CONTENTS


                                                                            Page


Section 1.    Designation......................................................1

Section 2.    Definitions......................................................1

Section 3.    Delivery and Payment for the Series 1996-1 Certificates.........12

Section 4.    Form of Delivery of Series 1996-1 Certificates..................12

Section 5.    Article IV of Agreement.........................................12

ARTICLE IV    RIGHTS OF CERTIFICATEHOLDERS AND
              ALLOCATION AND APPLICATION OF COLLECTIONS.......................14

Section 4.4   Rights of Series 1996-1 Certificateholders......................14
Section 4.5   Collections and Allocations; Payments on Exchangeable
              Transferor Certificate; Dilutions...............................15
Section 4.6   Determination of Monthly Interest for the Series 1996-1
              Certificates....................................................18
Section 4.7   Determination of Principal Amounts..............................19
Section 4.8   Shared Principal Collections....................................19
Section 4.9   Application of Funds on Deposit in the Collection Account
              for the Certificates............................................19
Section 4.10  The Reserve Fund............................................. ..23
Section 4.11  Payment of Monthly Interest.....................................24
Section 4.12  Payment of Principal............................................25
Section 4.13  Investor Charge-Offs............................................25
Section 4.14  Determination of LIBOR..........................................25
Section 6.    Article V of the Agreement......................................26

ARTICLE V     DISTRIBUTIONS AND REPORTS TO INVESTOR
              CERTIFICATEHOLDERS..............................................26

Section 5.1   Distributions...................................................26
Section 5.2   Certificateholders' Statement...................................26
Section 5.3   SEC Filings.....................................................28
Section 5.4   [Reserved]......................................................28
Section 5.5   Delivery of Documents to the Series 1996-1 Certificateholders...28
Section 7.    Series 1996-1 Pay-Out-Events....................................29
Section 8.    [Reserved]......................................................32
Section 9.    [Reserved]......................................................32
Section 10.   Replacement Series; Make Whole Payments.........................32
Section 11.   Reassignment Terms..............................................32
Section 12.   Mandatory Prepayment............................................32
Section 13.   Partial Redemption of Series 1996-1 Certificates................33
Section 14.   Series 1996-1 Termination.......................................33
Section 15.   Transfer and Exchange; Restrictions on Transfer of Series
              1996-1 Certificates; Tax Treatment; Legends.....................33
Section 16.   Back-Up Servicer................................................35
Section 17.   Additional Consent Rights; Modifications to Agreement...........35

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Section 18.   Issuance of Additional Series of Investor Certificates..........37
Section 19.   Closed and Sold Clubs...........................................37
Section 20.   Right to Visit Servicer and Review Receivables..................40
Section 21.   Interest Rate Cap Reductions....................................40
Section 22.   Ratification of Agreement.......................................41
Section 23.   Counterparts....................................................41
Section 24.   GOVERNING LAW...................................................41
Section 25.   Instructions in Writing.........................................41
Section 26.   Post Closing Searches...........................................41
Section 27.   Series 1995-1 Replacement Series Conditions.....................41
Section 28.   Amendment or Release of Interest Rate Cap.......................41


EXHIBIT A-1   Form of Class A-1 Investor Certificate
EXHIBIT A-2   Form of Class A-2 Investor Certificate
EXHIBIT B     Form of Monthly Certificateholder's Statement
EXHIBIT C     Form of Investment Letter - Qualified Institutional Buyer
EXHIBIT D     Form of Investment Letter - Institutional Accredited Investor

SCHEDULE I    Principal and Interest Payment Stream

ANNEX 1       Confidentiality Requirements

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         SERIES 1996-1 SUPPLEMENT, dated as of December 16, 1996 (this "Series
Supplement") by and among H & T RECEIVABLE FUNDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), BALLY TOTAL FITNESS CORPORATION, a corporation organized and existing under the laws of the State of Delaware, as Servicer (the "Servicer"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as Trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee") under the Amended and Restated Pooling and Servicing Agreement, dated as of December 16, 1996 (the "Agreement") by and among the Transferor, the Servicer and the Trustee.

         Section 6.9 of the Agreement provides, among other things, that the Transferor, the Servicer and the Trustee may at any time and from time to time enter into a Supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Investor Certificates.

         Pursuant to this Series Supplement, the Transferor, the Servicer and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

         Section 1. Designation. There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1996-1 Certificates." The Series 1996-1 Certificates shall be issued in two Classes, which shall be designated generally as the 8.43% Accounts Receivable Trust Certificates, Series 1996-1, Class A-1 (the "Class A-1 Certificates") and the Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, Class A-2 (the "Class A-2 Certificates").

         Section 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 1996-1 Certificates. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1996-1 Certificates and no other Series of Investor Certificates issued by the Trust.

         "Adjusted Net Revenues-Membership Revenues" shall mean, as of the end of the last Business Day of any Monthly Period, the average of the aggregate Net Revenues-Membership Revenues of Bally and its subsidiaries for such Monthly Period and the two previous Monthly Periods, in each case to the extent that such amounts were derived from health clubs operated by Bally and its subsidiaries as of the end of such Monthly Periods.

         "Amortization Period" shall mean the period beginning on the earlier of the Pay-Out Commencement Date or on the day following the last day of the Revolving Period, and ending on the earlier of the date on which funds sufficient for the payment in full of the Series 1996-1 Certificates have been deposited in the Distribution Account or on the Series 1996-1 Termination Date. For purposes of the Agreement not specific to this Series Supplement, an Amortization Period commencing with the Pay-Out Commencement Date shall constitute a "Rapid Amortization Period" for Series 1996-1.

         "Amortization Period Commencement Date" shall mean the earlier of (a) the first day of the July 1999 Monthly Period and (b) the Pay-Out Commencement Date.

         "ASA Default Amount" shall mean, with respect to any Business Day, an amount equal to the product of (a) the Default Amount identified since the prior reporting date, and (b) the ASA Floating Allocation Percentage with respect to such Business Day.

         "ASA Dilution Amount" shall mean, with respect to any Business Day, an amount equal to the product of (a) the aggregate amount of Dilutions identified since the prior reporting date (excluding all Dilutions attributable to any Credit Card Program), and (b) the ASA Floating Allocation Percentage with respect to such Business Day.

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         "ASA Floating Allocation Percentage" shall mean, with respect to any
Business Day, the percentage equivalent of a fraction, the numerator of which is the Available Subordination Amount as of the end of the preceding Business Day and the denominator of which is (a) the sum of the Aggregate Principal Receivables plus the principal amount, if any, on deposit in the Excess Funding Account, each as of the end of the preceding Business Day or (b) when used with respect to Principal Collections only, the denominator shall be the greater of
(i) such amount set forth in clause (a), and (ii) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all outstanding Series and related Available Subordination Amounts (as defined in the Agreement), if any, on such day.

         "ASA Principal Allocation Amount" shall mean (a) with respect to any Business Day during the Revolving Period, an amount equal to the product of (i) the ASA Floating Allocation Percentage, and (ii) Principal Collections, in each case with respect to such Business Day, and (b) with respect to any Business Day on and after the Amortization Period Commencement Date, an amount equal to the product of (i) the ASA Principal Allocation Percentage, and (ii) Principal Collections, in each case with respect to such Business Day.

         "ASA Principal Allocation Percentage" shall mean, with respect to any Business Day on and after the Amortization Period Commencement Date, the percentage equivalent of a fraction, (a) the numerator of which is (i) if such Business Day occurs during the Amortization Period and a Pay-Out-Event shall not have occurred, the Available Subordination Amount as of the end of the preceding Business Day, or (ii) if such Business Day occurs during the Amortization Period and a Pay-Out-Event shall have occurred, the Available Subordination Amount as of the end of the last Business Day preceding the commencement of such Pay-Out-Event, and (b) the denominator of which is the greater of (i) the sum of the Aggregate Principal Receivables plus the principal amount, if any, on deposit in the Excess Funding Account, each as of the end of the preceding Business Day, and (ii) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all outstanding Series and related Available Subordination Amounts (as defined in the Agreement), if any, on such day.

         "Available Imputed Yield Collections" shall mean, with respect to any Business Day or Monthly Period, as applicable, the sum of (a) Available Series 1996-1 Imputed Yield Collections, (b) Available Transferor Imputed Yield Collections, (c) interest earnings on the amount on deposit in the Collection Account and the Excess Funding Account, in each case with respect to such Business Day or Monthly Period, as the case may be (provided, that if one or more other Series are issued and outstanding while any Series 1996-1 Certificates remain outstanding, then interest earnings under this clause (c) shall be limited to Series 1996-1's Series Allocation Percentage of such amounts), and (d) during any Amortization Period, the Floating Allocation Percentage and the ASA Floating Allocation Percentage of all Recoveries.

         "Available Series 1996-1 Imputed Yield Collections" shall mean, with respect to any Business Day, the product of (a) the Floating Allocation Percentage and (b) Imputed Yield Collections received with respect to such Business Day.

         "Available Subordination Amount" shall mean an amount equal to the following (but in no event less than zero):

         (a) with respect to any Business Day during the Revolving Period, the lesser of

                  (i) $121,000,000 (or, in the event a Replacement Series is issued in respect of a Class as provided in Section 10 of this Supplement, the lesser of (x) $121,000,000, and (y) an amount equal to the product of $121,000,000 times a fraction, the numerator of which is the Invested Amount of the remaining Class as of the date of repayment of the replaced Class, and the denominator of which is the Initial Invested Amount), and

                  (ii) the amount of the Transferor Interest;


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
         (b) with respect to any Business Day during the Amortization Period (including the Amortization Period Commencement Date), the Available Subordination Amount as of the end of the prior Business Day, minus

                  (i) the sum of the Investor Default Amount, the ASA Default Amount, and Series 1996-1's Series Allocation Percentage of Adjustment Payment Shortfalls, in each case as calculated on such day; and further, if the date of determination pursuant to this clause (b) is a Determination Date, minus

                  (ii) the Monthly ASA Reduction Amount, plus (if the date of determination pursuant to this clause (b) is a Determination Date),

                  (iii) the amount, if any, to be reinstated with respect to the Available Subordination Amount (as determined on that day through application of Available Imputed Yield Collections, Excess Imputed Yield Collections, amounts drawn from the Reserve Fund and Transferor Principal Collections, in accordance with subsections 4.5(b)(ii)(A)(3) and 4.5(b)(ii) (B)).

         The computations described in this clause (b) shall not be in addition to those computations described in Section 4.5(b)(ii)(A)(3) and Section 4.5(b)(ii)(B).

         "Available Transferor Imputed Yield Collections" shall mean, with respect to any Business Day, the product of (a) the ASA Floating Allocation Percentage and (b) the Imputed Yield Collections received with respect to such Business Day.

         "Back-Up Servicer" shall mean Texas Commerce Bank National Association and its successors and any Person resulting from or surviving any consolidation or merger to which it or its successors may be a party, and any successor back-up servicer appointed as provided in the Back-Up Servicing Agreement.

         "Back-Up Servicing Agreement" shall mean the Amended and Restated Back-Up Servicing Agreement, dated as of December 16, 1996 by and among the Transferor, the Servicer, the Trustee and the Back-Up Servicer.

         "Back-Up Servicer Standby Fee" shall mean the fee payable to the Back-Up Servicer pursuant to Section 8 of the Back-Up Servicing Agreement, which is $150,000 per annum ($12,500 per month), until such time as the Back-Up Servicer shall become the Successor Servicer under the Agreement or the Back-Up Servicing Agreement shall be terminated in accordance with its terms.

         "Base Rate" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is the sum of (a) the Class A-1 Interest and the Class A-2 Interest due on the Distribution Date which occurs in the succeeding Monthly Period and (b) any Class A-1 Carryover Interest and any Class A-2 Carryover Interest due on the Distribution Date which occurs in the succeeding Monthly Period, and the denominator of which is the sum of (a) the Invested Amount as of the Distribution Date which occurs in such Monthly Period (after giving effect to any distributions of Principal on such Distribution Date) and (b) the Available Subordination Amount as of the end of the preceding Monthly Period. For purposes of this definition, any calculation of Class A-2 Interest or Class A-2 Carryover Interest shall be made based on a Class A-2 Certificate Rate for any applicable period equal to the lesser of (i) the Class A-2 Certificate Rate actually in effect for such period, or (ii) 12.0% per annum.

         "Carryover Interest" shall mean the sum of (a) any Class A-1 Carryover Interest and (b) any Class A-2 Carryover Interest.

         "Cash Out Program" shall mean any offer made by the Servicer to selected Obligors, pursuant to which such Obligors are permitted to satisfy the principal amount outstanding under their respective Eligible Receivables at a specified discount by making payment in full of such discounted balance.

         "Class A-1 Additional Interest" shall have the meaning specified in subsection 4.6(a) of the Agreement.

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
         "Class A-1 Carryover Interest" shall mean the sum of (a) any Class A-1 Interest Shortfall remaining unpaid plus (b) any Class A-1 Additional Interest.

         "Class A-1 Certificateholder" shall mean the Person in whose name a Class A-1 Certificate is registered in the Certificate Register.

         "Class A-1 Certificate Rate" shall mean 8.43% per annum.

         "Class A-1 Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

         "Class A-1 Initial Invested Amount" shall mean the aggregate initial principal amount of the Class A-1 Certificates, which is $145,500,000.

         "Class A-1 Interest" shall mean, with respect to each Distribution Date, the interest distributable in respect of the Class A-1 Certificates as calculated in accordance with subsection 4.6(a) of the Agreement.

         "Class A-1 Interest Accrual Period" shall mean, with respect to each Distribution Date, the Monthly Period immediately preceding the Monthly Period in which such Distribution Date occurs.

         "Class A-1 Interest Shortfall" shall have the meaning specified in subsection 4.6(a) of the Agreement.

         "Class A-1 Investor Charge-Offs" shall have the meaning specified in subsection 4.13(b) of the Agreement.

         "Class A-1 Invested Amount" shall mean, with respect to any Business Day, an amount equal to (a) the Class A-1 Initial Invested Amount, minus (b) the aggregate amount of principal payments actually distributed to Class A-1 Certificateholders prior to such Business Day, minus (c) the aggregate amount of Class A-1 Investor Charge-Offs for all prior Distribution Dates, plus (d) the aggregate amount of Available Imputed Yield Collections and amounts drawn from the Reserve Fund which were applied pursuant to subsection 4.9(a)(v) (and subsection 4.9(d), in the case of the Reserve Fund) of the Agreement on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c).

         "Class A-1 Make Whole Determination Date" means two (2) Business Days prior to the Distribution Date on which the relevant prepayment is to be made.

         "Class A-1 Make Whole Payment" shall mean, as of any Class A-1 Make Whole Determination Date, to the extent that the Reinvestment Yield on such Class A-1 Make Whole Determination Date is lower than the Class A-1 Certificate Rate, the excess of (a) the present value of the payments of the Outstanding Certificate Amount of the Class A-1 Certificates (or portion thereof being prepaid) and interest payments thereon (exclusive of accrued interest through the date of prepayment) that would have been payable in respect of the Class A-1 Certificates (or portion thereof) in accordance with Schedule I hereto if the prepayment in question had not been made, determined by discounting (semi-annually on the basis of a 360-day year of twelve 30-day months), such payments at a rate that is equal to the Reinvestment Yield over (b) the Outstanding Certificate Amount of the Class A-1 Certificates (or portion thereof being prepaid) and interest payments due to Class A-1 Certificateholders then to be prepaid. To the extent that the Reinvestment Yield on any Class A-1 Make Whole Determination Date is equal to or higher than the Class A-1 Certificate Rate, the Make-Whole Amount is zero.

         "Class A-1 Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A-1 Invested Amount and the denominator of which is the Invested Amount, in each case as of the end of the preceding Business Day.

         "Class A-2 Additional Interest" shall have the meaning specified in subsection 4.6(b) of the Agreement.


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         "Class A-2 Carryover Interest" shall mean the sum of (a) any Class A-2
Interest Shortfall remaining unpaid plus (b) any Class A-2 Additional Interest.

         "Class A-2 Certificateholder" shall mean the Person in whose name a Class A-2 Certificate is registered in the Certificate Register.

         "Class A-2 Certificate Rate" shall mean 2.57% per annum above LIBOR determined on December 12, 1996 for the period from December 16, 1996 through January 14, 1997, and with respect to each Class A-2 Interest Accrual Period thereafter, a per annum rate 2.57% in excess of LIBOR, as determined on the related LIBOR Determination Date.

         "Class A-2 Certificates" shall mean any of the certificates executed by the Transferor and authenticated by the Trustee, substantially in the form of Exhibit A-2 hereto.

         "Class A-2 Initial Invested Amount" shall mean the aggregate initial principal amount of the Class A-2 Certificates, which is $14,500,000.

         "Class A-2 Interest" shall mean, with respect to each Distribution Date, the interest distributable in respect of the Class A-2 Certificates as calculated in accordance with subsection 4.6(b) of the Agreement.

         "Class A-2 Interest Accrual Period" shall mean, with respect to each Distribution Date, the period from and including the preceding Distribution Date to and excluding such Distribution Date; provided, however, that the initial Class A-2 Interest Accrual Period shall be the period from the Closing Date to and excluding the first Distribution Date.

         "Class A-2 Interest Shortfall" shall have the meaning specified in subsection 4.6(b) of the Agreement.

         "Class A-2 Invested Amount" shall mean, with respect to any Business Day, an amount equal to (a) the Class A-2 Initial Invested Amount, minus (b) the aggregate amount of principal payments actually distributed to Class A-2 Certificateholders prior to such Business Day, minus (c) the aggregate amount of Class A-2 Investor Charge-Offs for all prior Distribution Dates, plus (d) the aggregate amount of Available Imputed Yield Collections and amounts drawn from the Reserve Fund which were applied pursuant to subsection 4.9(a)(v) (and subsection 4.9(d), in the case of the Reserve Fund) of the Agreement on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c).

         "Class A-2 Investor Charge-Offs" shall have the meaning specified in subsection 4.13(b) of the Agreement.

         "Class A-2 Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A-2 Invested Amount and the denominator of which is the Invested Amount, in each case as of the end of the preceding Business Day.

         "Closing Date" shall mean December 16, 1996.

         "Coupon Contract" shall mean a Contract which by its then applicable terms requires the related Obligor to remit payments by check in an amount specified in a coupon payment book or other billing statement prepared and sent to the Obligor by BTFC.

         "Credit Card Program" shall mean a BTFC-sponsored program with a major bank issuer providing for the issuance of a credit card.

         "Designated Maturity" means one month.


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         "Distribution Date" shall mean January 15, 1997 and the 15th day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day. For the purposes of this definition, clause (ii) of the definition of Business Day shall not be operative.

         "EFT Account" shall have the meaning specified in subsection 4.2(e) of the Agreement.

         "EFT Contract" shall mean a Contract which by its then current terms provides for a predetermined amount to be automatically transferred from the related Obligor's checking or savings account to BTFC or for a regularly scheduled monthly charge to be made to the Obliger's designated credit card on the same day of each month.

         "Enhancement" shall mean, with respect to Series 1996-1, the subordination of the Transferor Interest to the extent and in the manner provided for in Article IV of the Agreement as supplemented by this Series Supplement, and the benefit of amounts on deposit and held in the Reserve Fund, and all rights and benefits under the Interest Rate Cap.

         "Excess Imputed Yield Collections" shall mean, with respect to any Business Day or Monthly Period, as applicable, either (a) the amount described in subsection 4.9(a)(viii) of the Agreement allocated to the Series 1996-1 Certificates but available to cover shortfalls in amounts paid from Imputed Yield Collections for other Series, if any, or (b) the aggregate amount of Imputed Yield Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such other Series, if any, and available to cover shortfalls in amounts paid from Imputed Yield Collections for the Series 1996-1 Certificates pursuant to subsection 4.9(c) of the Agreement.

         "Excluded Amount" shall mean, for purposes of the Settlement Statement delivered by the Servicer on any Determination Date, and for purposes of calculating and reporting the Transferor Interest in the Daily Report delivered by the Servicer on each Business Day subsequent to the Determination Date on which such Settlement Statement is delivered through, and including, the next succeeding Determination Date, and for the purposes of determining Aggregate Principal Receivables, the sum of Excluded Amount - Clubs and Excluded Amount - Delinquency for the corresponding period.

         "Excluded Amount - Clubs" shall have the meaning specified in Section 19 of this Series Supplement.

         "Excluded Amount - Delinquency" shall mean, for purposes of the Settlement Statement delivered by the Servicer on any Determination Date, and for purposes of calculating and reporting the Transferor Interest in the Daily Report delivered by the Servicer on each Business Day subsequent to the Determination Date on which such Settlement Statement is delivered through, and including, the next succeeding Determination Date, and for purposes of determining the Aggregate Principal Receivables on any such Business Day, the product of the amounts described in clauses (a), (b) and (c) below:

         (a) the percentage equivalent of a fraction, the numerator of which is the aggregate Principal Balances of Qualifying Gross Receivables and the denominator of which is the aggregate amount of Qualifying Gross Receivables, in each case as of the end of the last Business Day of the Monthly Period to which such Settlement Statement relates, times

         (b) the sum of:

                  (i) the difference, if positive, between (A) the sum of the 60-89 Delinquency Percentages for the Monthly Period to which such Settlement Statement relates and for the two prior Monthly Periods, divided by three, minus (B) 6.5%; plus

                  (ii) the difference, if positive, between (A) the sum of the 90-119 Delinquency Percentages for the Monthly Period to which such Settlement Statement relates and for the two prior Monthly Periods, divided by three, minus (B) 5.0%; plus


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                  (iii) the difference, if positive, between (A) the sum of the
                  120-179 Delinquency Percentages for the Monthly Period to which such Settlement Statement relates and for the two prior Monthly Periods, divided by three, minus (B) 7.0%; times

         (c) the aggregate amount of Qualifying Gross Receivables as of the end of the last Business day of the Monthly Period to which such Settlement Statement relates.

For purposes of this definition:

                  "60-89 Delinquency Percentage" shall mean, for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Qualifying Gross Receivables which are 60 to 89 days delinquent on a contractual basis and the denominator of which is the aggregate amount of Qualifying Gross Receivables, in each case as of the end of the last Business Day of such Monthly Period;

                  "90-119 Delinquency Percentage" shall mean, for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Qualifying Gross Receivables 90 to 119 days delinquent on a contractual basis and the denominator of which is the aggregate Qualifying Gross Receivables, in each case as of the end of the last Business Day of such Monthly Period; and

                  "120-179 Delinquency Percentage" shall mean, for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Qualifying Gross Receivables which are 120 to 179 days delinquent on a contractual basis and the denominator of which is the aggregate amount of Qualifying Gross Receivables, in each case as of the end of the last Business Day of such Monthly Period.

         "Expected Series 1996-1 Termination Date" shall mean the August, 2002 Distribution Date.

         "Gross Receivables" shall mean the total of payments due in respect of the Receivables, pursuant to Contracts that have not been written off in accordance with the Servicer's Credit and Collection Policy.

         "Initial Invested Amount" shall mean, with respect to the Series 1996-1 Certificates, the sum of (a) the Class A-1 Initial Invested Amount and (b) the Class A-2 Initial Invested Amount.

         "Intangible Assets" shall mean any asset which is treated as an intangible asset in conformity with GAAP, including but not limited to, any write-up in the book value of any asset resulting from a revaluation thereof subsequent to the Closing Date and any deferred charges.

         "Interest Accrual Period" shall mean, with respect to each Distribution Date, the Class A-1 Interest Accrual Period or the Class A-2 Interest Accrual Period, as applicable.

         "Interest Rate Cap" shall mean that certain agreement dated as of December 16, 1996 between the Transferor and the Interest Rate Cap Provider, obtained by the Transferor for the benefit of the Series 1996-1 Certificateholders and naming the Trustee as the party entitled to receive payments made thereunder, pursuant to which the Interest Rate Cap Provider will be obligated to pay to the Trust an amount equal to all interest accrued on the Class A-2 Certificates which is allocable to LIBOR being in excess of 9.43%.

         "Interest Rate Cap Provider" shall mean The Chase Manhattan Bank.

         "Interest Subaccount" shall mean a subaccount of the Collection Account established and maintained by the Trustee, for purposes of administering certain of the allocations and payments provided for under the Agreement, to which amounts constituting Available Imputed Yield Collections which are deposited in the Collection Account shall be credited until withdrawn from the Collection Account.

         "Invested Amount" shall mean, with respect to any Business Day, an amount equal to the sum of (a) the Class A-1 Invested Amount and (b) the Class A-2 Invested Amount.

         "Investor Charge-Off" shall mean the reduction of the Invested Amount equal to the excess of the sum of the Investor Default Amount and the aggregate Adjustment Payment Shortfalls (if any) allocated to the Certificates as further described in Section 4.13(a) hereof.

         "Investor Default Amount" shall mean, with respect to any Business Day, an amount equal to the product of the Default Amount identified since the prior reporting date and the Floating Allocation Percentage applicable for such Business Day.

         "Investor Dilution Amount" shall mean, with respect to any Business Day, an amount equal to the product of the aggregate amount of Dilutions identified since the prior reporting date (excluding all Dilutions attributable to the Credit Card Program) and the Floating Allocation Percentage applicable for such Business Day.

         "LIBOR" shall mean, for any Class A-2 Interest Accrual Period, the rate determined by the Trustee for each Class A-2 Interest Accrual Period in accordance with the provisions of Section 4.14 of the Agreement.

         "LIBOR Determination Date" shall mean the second Business Day prior to the commencement of the second and each subsequent Class A-2 Interest Accrual Period. For purposes of this definition, a Business Day is any day on which banks in London are open for the transaction of international business.

         "London Business Day" shall mean any day on which banks are open for business in London and on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

         "Minimum Retained Percentage" shall mean 2%.

         "Minimum Transferor Interest" shall mean, with respect to any Business Day during the Revolving Period, $121,000,000, and shall have no application during the Amortization Period (except as described in the next sentence).
 For all purposes of the Agreement not specific to this Series Supplement (including, without limitation, subsection 2.4(d) and Section 3.8 of the Agreement), any reference in the Agreement to the Minimum Transferor Interest shall, in the context of an Amortization Period, be deemed to be a reference to the Available Subordination Amount as defined in this Series Supplement.

         "Monthly ASA Reduction Amount" shall mean, with respect to a Monthly Period during any Amortization Period, the sum of the ASA Dilution Amount and the Investor Dilution Amount for such Monthly Period as reported by the Servicer on the Daily Report delivered with respect to the last Business Day of such Monthly Period, which Monthly ASA Reduction Amount shall be applied to reduce the Available Subordination Amount as of the end of such last Business Day; provided, the Monthly ASA Reduction Amount shall not be applied to reduce the Available Subordination Amount to the extent that the Available Subordination Amount would be less than the greater of (i) the product of (x) $121,000,000 and
(y) a fraction, the numerator of which is the Invested Amount on such Business Day reduced by amounts which are held in an Investor Account at the end of such Business Day to the extent allocable to principal and scheduled to be distributed to the Series 1996-1 Certificateholders in reduction of the Invested Amount, and the denominator of which is the Initial Invested Amount, and (ii) an amount equal to (A) $10,000,000 minus (B) the amount on deposit in the Reserve Fund as of the end of such last Business Day; further provided, however, that to the extent the Available Subordination Amount may not be reduced as of the end of the last Business Day of a Monthly Period during the Amortization Period by the full Monthly ASA Reduction Amount by reason of the limitation in the preceding proviso, the Monthly ASA Reduction Amount for the succeeding Monthly Period shall be increased by the amount of such reduction not effected by reason of such limitation. Notwithstanding the foregoing, upon the occurrence of a Pay-Out-Event which is continuing, or for so long as any Adjustment Payment Shortfall remains unpaid, the Monthly ASA Reduction Amount shall be $0.

         "Monthly Back-Up Servicer Standby Fee" shall mean, for any Distribution Date and the Monthly Period to which it relates, an amount equal to one-twelfth of the Back-Up Servicer Standby Fee, which is $12,500, provided, however, that
(i) in the case of the first Distribution Date, the Monthly Back-Up Servicer Standby Fee shall be an amount equal to the product of $12,500 and a fraction, the numerator of which shall be the number of days from and including the Closing Date to and including the last day of the initial Monthly Period and the denominator of which shall be 30 and (ii) in the event the Back-Up Servicer becomes the Successor Servicer, the Monthly Back-Up Servicer Standby Fee for the Monthly Period in which such transfer of servicing occurs shall be an amount equal to the product of $12,500 and a fraction, the numerator of which shall be the number of days in such Monthly Period preceding the date on which the appointment of the Back-Up Servicer as Successor Servicer is deemed effective and the denominator of which shall be 30.

         "Monthly Interest" shall mean, with respect to any Distribution Date, the sum of (a) the Class A-1 Interest and (b) the Class A-2 Interest for such Distribution Date.

         "Monthly Period" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 1996-1 Certificates shall begin on and include the Closing Date and shall end on and include December 31, 1996.

         "Monthly Servicing Fee" shall mean, for any Distribution Date and the Monthly Period to which it relates, the portion of the Servicing Fee allocable to the Series 1996-1 Certificates, which shall be an amount equal to one-twelfth of the product of (a) the Series 1996-1 Servicing Fee Percentage and (b) the sum of (i) the sum of the Invested Amount as of the end of the last Business Day of the preceding Monthly Period and as of the end of the last Business Day of such Monthly Period divided by two, and (ii) the sum of the Available Subordination Amount as of the end of the last Business Day of the preceding Monthly Period and as of the end of the last Business Day of such Monthly Period divided by two, provided, however, that in the case of the first Distribution Date, the Monthly Servicing Fee shall be an amount equal to one-twelfth of the product of
(a) the Series 1996-1 Servicing Fee Percentage, (b) the sum of the Initial Invested Amount and the initial Available Subordination Amount, and (c) a fraction, the numerator of which shall be the number of days from and including the Closing Date to and including the last day of the initial Monthly Period and the denominator of which shall be 30.

         "Net Revenues-Membership Revenues" means the sum of membership revenues-new and membership revenues-dues and renewals as reported in the consolidated financial statements of Bally prepared in accordance with GAAP.

         "NRMR Pay-Out-Event Trigger" shall mean, as of the end of the initial Monthly Period, $35,000,000 and, as of the end of each subsequent Monthly Period, the product of (a) the NRMR Pay-Out-Event Trigger as of the end of the prior monthly Period and (b) (i) one minus (ii) a fraction, (A) the numerator of which is the average of the aggregate Net Revenues-Membership Revenues for the three Monthly Periods ending with the prior Monthly Period of any health clubs sold or transferred by Bally or a subsidiary of Bally during such period, and
(B) the denominator of which is the average of the Net Revenues-Membership Revenues of Bally and its subsidiaries for the corresponding three calendar months exclusive of the Net Revenues-Membership Revenues of Bally and its subsidiaries derived from health clubs sold or transferred at any time during such three calendar months.

         "NRMR Reserve Fund Trigger" shall mean, as of the end of the initial Monthly Period, $40,000,000 and, as of the end of each subsequent Monthly Period, the product of (a) the NRMR Reserve Fund Trigger as of the end of the prior Monthly Period and (b) (i) one minus (ii) a fraction, (A) the numerator of which is the average of the aggregate Net Revenues-Membership Revenues for the three Monthly Periods ending with the prior Monthly Period of any health clubs sold or transferred by Bally or a subsidiary of Bally during such period, and
(B) the denominator of which is the average of the Net Revenues-Membership Revenues of Bally and its subsidiaries for the corresponding three calendar months exclusive of the Net Revenues-Membership Revenues of Bally and its subsidiaries derived from health clubs sold or transferred at any time during such three calendar months.

         "Pay-Out Commencement Date" shall mean the date on which a Trust Pay-Out-Event occurs or is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1996-1 Pay-Out-Event occurs or is deemed to occur pursuant to Section 7 of this Series Supplement.

         "Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the aggregate Available Imputed Yield Collections for such Monthly Period, and the denominator of which is an amount equal to the sum of
(a) the Invested Amount as of the Distribution Date which occurs in such Monthly Period (after giving effect to any distributions of Principal on such Distribution Date) and (b) the Available Subordination Amount as of the end of the last day of the preceding Monthly Period.

         "Principal" shall mean the principal distributable in respect of the Series 1996-1 Certificates as calculated in accordance with Section 4.7 of the Agreement.


         "Principal Subaccount" shall mean a subaccount of the Collection Account established and maintained by the Trustee, for purposes of administering certain of the allocations and payments provided for under the Agreement, to which amounts constituting Principal Collections which are deposited in the Collection Account shall be credited until withdrawn from the Collection Account.

         "Qualifying Gross Receivables" shall mean Gross Receivables as to which the related Obligors have each made a qualifying first payment.

         "Rating Agency" shall mean each of Standard & Poor's Ratings Group, a division of McGraw-Hill; Fitch Investors Service, L.P.; and Duff & Phelps Credit Rating Co.

         "Reinvestment Yield" means (i) 1% plus the yield reported at 10:00 A.M. (Chicago time) on the Class A-1 Make Whole Determination Date on the display designated as "Page 500" on the Telerate Service, (or such other display as may replace Page 500 of the Telerate Service; either being referred to herein as "Telerate") for actively traded U.S. Treasury securities having a maturity equal to the Weighted Average Life to Maturity of the Class A-1 Certificates then being prepaid as of the date of prepayment, rounded to the nearest month, or
(ii) if such yields shall not be reported as of such time or the yields reported as of such time are not ascertainable in accordance with the preceding clause, then the Reinvestment Yield shall be 1% plus the arithmetic mean of the yields published in the statistical release designated H.15(519) of the Board of Governors of the Federal Reserve System under the caption "U.S. Government Securities -- Treasury Constant Maturities" (the "statistical release") for the maturity corresponding to the remaining Weighted Average Life to Maturity of the Class A-1 Certificates then being prepaid as of the date of such prepayment, rounded to the nearest month. If no maturity exactly corresponding to, such rounded Weighted Average Life to Maturity shall appear in either Telerate or the statistical release, as the case may be, (a) if necessary, U.S. Treasury bill quotations shall be converted to bond-equivalent yields in accordance with accepted financial practice and (b) yields for the two most closely corresponding published maturities (one of which occurs prior and the other subsequent to the Weighted Average Life to Maturity) shall be calculated pursuant to the foregoing sentence and the Reinvestment Yield shall be interpolated from such yields on a straight-line basis (rounding, in each of such relevant periods, to the nearest month). In all instances, the "Reinvestment Yield" shall be adjusted to a monthly equivalent rate. For purpose of calculating the Reinvestment Yield pursuant to clause (ii) above, the most recent weekly statistical release published prior to the applicable Make Whole Class A-1 Determination Date shall be used.

         "Reserve Fund" shall mean a segregated trust account maintained by the Trustee for the benefit of the Series 1996-1 Certificateholders and administered in accordance with Section 4.10 of the Agreement.

         "Reserve Fund Amount" shall mean an amount equal to the following: (a) during the Revolving Period, $10,000,000 (or, in the event a Replacement Series has been issued in repayment of a Class, such number multiplied by a fraction, the numerator of which is the Invested Amount of the remaining Class and the denominator of which is the Invested Amount as of the Business Day prior to the distribution made in repayment of such replaced Class), or $15,000,000 in the event that Adjusted Net Revenues-Membership Revenues as of the end of any Monthly Period shall have fallen below the NRMR Reserve Fund Trigger for such Monthly Period (or, in the event a Replacement Series has been issued in repayment of a Class, such number multiplied by a fraction, the numerator of which is the Invested Amount of the remaining Class and the denominator of which is the Invested Amount as of the Business Day prior to the distribution made in repayment of such replaced Class); and (b) upon the commencement of and during the Amortization Period, the result of (i) an amount equal to the Reserve Fund Amount as of the last day of the Revolving Period (or, in the event a Replacement Series has been issued in repayment of a Class, such number multiplied by a fraction, the numerator of which is the Invested Amount of the remaining Class and the denominator of which is the Invested Amount as of the Business Day prior to the distribution made in repayment of such replaced Class), minus (ii) the aggregate amount of withdrawals from the Reserve Fund after the commencement of the Amortization Period; provided, however, that the Reserve Fund Amount amounts described above shall never exceed the Outstanding Certificate Amount.

         "Reset Date" means December 12, 1996 and the first day of each subsequent Class A-2 Interest Accrual Period.

         "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date.

         "SEC" shall mean the Securities and Exchange Commission.

         "Series 1996-1" shall mean the Series of the H & T Master Trust represented by the Series 1996-1 Certificates.

         "Series 1996-1 Certificateholder" shall mean the Holder of record of any Series 1996-1 Certificate.

         "Series 1996-1 Certificateholders' Interest" shall have the meaning specified in Section 4.4 of the Agreement.

         "Series 1996-1 Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 or A-2 hereto.

         "Series 1996-1 Pay-Out-Event" shall have the meaning specified in
Section 8 of this Series Supplement.

         "Series 1996-1 Termination Date" shall mean the earlier to occur of (i) the Distribution Date on which the Series 1996-1 Certificates are paid in full, or (ii) the Expected Series 1996-1 Termination Date.

         "Series 1996-1 Servicing Fee Percentage" shall mean 5% per annum.

         "Shared Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Series 1996-1 Certificates which, in accordance with subsections 4.5(b)(i)(B)(1) and (ii)(B)(1), 4.9(a)(iii) and (iv) and Section 4.12 of the Agreement, may be applied in accordance with subsection 4.3(e) of the Agreement or (b) the amounts allocated to the Investor Certificates (other than Transferor Retained Certificates) of other Series which the applicable Supplements for such other Series specify are to be treated as "Shared Principal Collections" and which, to the extent such amounts exist, may be applied to cover Principal Shortfalls with respect to the Series 1996-1 Certificates as provided in the Agreement.

         "Tangible Net Worth" shall mean as of any date, the stockholders' equity of Bally (or for purposes of Section 17(a) of this Series Supplement, BTFC) reported in the consolidated balance sheet of Bally (or BTFC) minus the Intangible Assets of Bally (or BTFC).

         "Telerate Page 3750 Screen" means the display designated as "Page 3750" on the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers'

Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

         "Termination Payment Date" shall mean the earlier of (a) the first Distribution Date following the liquidation or sale of the Receivables as a result of an Insolvency Event, or a Trigger Event and (b) the Expected Series 1996-1 Termination Date.

         "Transferor Principal Collections" shall mean, with respect to any Business Day, the Transferor Percentage of Principal Collections received with respect to such Business Day.

         "Weighted Average Life to Maturity" means with respect to the Class A-1 Certificates, as of the relevant Distribution Date, the number of years obtained by dividing the then Remaining Dollar-Years by the outstanding Invested Amount of the Class A-1 Certificates on such relevant Distribution Date. The term "Remaining Dollar- Years" shall mean the amount obtained by (i) multiplying (x) the principal amount of the outstanding Invested Amount of the Class A-1 Certificates set forth in respect of each payment date provided for on Schedule I hereto, by (y) the number of years (calculated to the nearest one-twelfth) which will elapse between the relevant Distribution Date and such payment date set forth on said Schedule I, and (ii) totaling the products obtained in (i).

         Section 3. Delivery and Payment for the Series 1996-1 Certificates. The Transferor shall execute and deliver the Series 1996-1 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1996-1 Certificates to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.

         Section 4. Form of Delivery of Series 1996-1 Certificates. The Series 1996-1 Certificates shall be delivered as Registered Certificates as provided in
Section 6.1 of the Agreement.

         Section 5. Article IV of Agreement.

         (a) Section 4.1 of the Agreement shall read in its entirety as provided in the Agreement.

         (b) Section 4.2 of the Agreement shall read in its entirety as provided in the Agreement, except that,

                  (i) the following paragraph shall be added at the end of subsection 4.2(a):

                           For purposes of administering the allocations and
                  payments in respect of the Series 1996-1 Certificates in accordance with Article IV of the Agreement, the Trustee and the Servicer shall establish and maintain, on a pro forma basis only, the Interest Subaccount and the Principal Subaccount, to which amounts deposited in the Collection Account with respect to any Monthly Period shall be credited as provided herein.

                  (ii) the following new subsection (e) shall be added to
Section 4.2:

                           (e) The EFT Accounts.  The Trustee, for the
                  benefit of the Certificateholders, shall cause to be established and maintained in the name of the Trustee, on behalf of the Certificateholders, one or more demand deposit accounts (the "EFT Accounts"), each of which shall be a Qualified Account within the meaning of clause (b) of the definition thereof, and each of which shall bear a designation clearly indicating that such account is an EFT Account and that the funds deposited therein are held for the benefit of the Certificateholders. Except as provided in subsection 4.3(a), each EFT Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. Pursuant to the authority granted to the Servicer herein, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments from the EFT Accounts for the purpose of carrying out the Servicer's or the Trustee's duties
                                       12
                  hereunder, and for the purpose of making adjustments to payments made in respect of EFT Contracts consistent with the Credit and Collection Policies and its customary servicing procedures. If, at any time, any EFT Account ceases to be a Qualified Account by reason of the institution holding such account, the Servicer shall direct the Trustee to establish within 45 Business Days a new EFT Account as a Qualified Account and otherwise meeting the conditions specified above, transfer any cash and/or any investments to such new EFT Account and from the date such new EFT Account is established, it shall be an "EFT Account." Notwithstanding the foregoing, if the institution holding an EFT Account shall be the Trustee, and such EFT Account ceases to be a Qualified Account by reason of the Trustee holding such account, then the Trustee shall establish such new EFT Account within such 45 Business Day period and the Servicer shall not be required to deliver the aforesaid direction to the Trustee.

         (c) Section 4.3 of the Agreement shall read in its entirety as provided in the Agreement, except that subsection (a) shall be deemed deleted and replaced by the following new subsection (a):

                  (a) Collections. For purposes of the deposits to the Collection Account hereinafter provided for, the Servicer may, at its option, make net deposits such that the Servicer need not deposit the Transferor Collections, or any other amounts allocated to the Exchangeable Transferor Certificate into the Collection Account and in making such net deposits shall pay, or be deemed to pay, the Transferor Collections and such other amounts to the Holder of the Exchangeable Transferor Certificate.

                  Obligors shall make payments on all Coupon Contracts and the related Receivables to the Servicer who shall deposit all such payments, to the extent constituting either Collections or Transferor Collections on the Receivables, in the Collection Account no later than the third Business Day following the Date of Processing thereof, subject to the right of the Servicer to make net deposits as provided above. Prior to remitting all such Collections and Transferor Collections (as identified by the Servicer) to the Collection Account, the Servicer shall identify the amounts included within such payments from Obligors as constitute Additional Payments and, in accordance with subsection 2.1(h) of the Purchase Agreement, the Transferor hereby authorizes and directs the Servicer, for so long as BTFC shall be the Servicer, to retain all such Additional Payments for its own account (provided, that if BTFC shall not be the Servicer, the Servicer shall remit such Additional Payments to BTFC unless otherwise directed by the Transferor).

                  From and after the Closing Date, the Servicer shall cause the payments on all EFT Contracts and the related Receivables to be remitted directly to an EFT Account. Unless the Servicer's authority to deposit and withdraw amounts from the EFT Accounts shall have been revoked as described below, the Servicer shall have the right to transfer amounts remitted to each EFT Account to one or more concentration accounts maintained by BTFC in accordance with the Servicer's customary and usual servicing and intercompany cash management procedures, pending the required deposit of any such amounts to the Collection Account, provided, however, that the Servicer shall not have the right to transfer amounts from any EFT Account to any such concentration account (and hereby agrees that it shall not seek to transfer such amounts) on any Business Day on which the Transferor Interest, as reported in the Daily Report to be delivered by the Servicer on such Business Day, does not exceed the Minimum Transferor Interest (during the Revolving Period) or the Available Subordination Amount during the Amortization Period or a Pay- Out-Event (other than, in the case of the Amortization Period, a Pay-Out-Event described in clause (f) of Section 7 hereof) shall have occurred. The Servicer shall deposit or shall direct the Trustee to deposit all such payments, to the extent constituting either Collections or Transferor Collections on the Receivables, in the Collection Account no later than the third Business Day following the Date of Processing thereof, subject to the right of the Servicer to make net deposits as provided above. Prior to depositing all such Collections and Transferor Collections (as identified by the

         Servicer) to the Collection Account, the Servicer shall identify the amounts included within such payments from Obligors as constitute Additional Payments and, in accordance with subsection 2.1(h) of the Purchase Agreement, the Transferor hereby authorizes and directs the Servicer, for so long as BTFC shall be the Servicer, to retain all such Additional Payments for its own account (provided, that if BTFC shall not be the Servicer, the Servicer shall remit such Additional Payments to BTFC unless otherwise directed by the Transferor). Notwithstanding the preceding sentence, BTFC, the Transferor and the Trustee each expressly acknowledges and agrees that (i) the Trustee shall immediately revoke all further authority of BTFC to withdraw any amounts from all EFT Accounts (in accordance with the procedures agreed upon with the institutions maintaining such EFT Accounts) upon the occurrence of a Pay-Out-Event (other than, in the case of the Amortization Period, a Pay-Out-Event described in clause (f) of Section 7 hereof)(unless and until such time as such revocation shall be waived by the Holders of Series 1996-1 Certificates evidencing Undivided Interests aggregating more than 66-2/3% of the Invested Amount), but shall not revoke such authority unless and until such a Pay-Out-Event shall have occurred, and (ii) the Trustee shall have a continuing right to set off and apply all Additional Payments and all Transferor Collections, to the extent attributable to EFT Contracts and remitted at any time to any EFT Account, upon any failure by BTFC to timely remit Collections and Transferor Collections attributable to Coupon Contracts to the Collection Account as required in accordance with the preceding paragraph. In the event the Transferor issues other Series of Investor Certificates pursuant to the Agreement while the Series 1996-1 Certificates remain outstanding, each Series 1996-1 Certificateholder shall be deemed to have acknowledged and agreed that, unless not required under the Supplement for any other Series, amounts realized by the Trustee in effecting any setoff against Additional Payments and Transferor Collections pursuant to the preceding sentence shall be deemed deposited in the Collection Account in lieu of the Collections not remitted by BTFC, and shall be shared on a pari passu basis with the Certificateholders of other Series in a manner consistent with the allocation of Collections pursuant to the Agreement and the applicable Supplements otherwise in effect; provided, however, in no event shall amounts realized by the Trustee in effecting any such setoff be shared with the Holder of the Exchangeable Transferor Certificate, and the Holder of the Exchangeable Transferor Certificate shall have no right or entitlement thereto (without regard to the allocation of Collections pursuant to the Agreement and the applicable Supplements otherwise in effect), unless and until all amounts owing to Investor Certificateholders in respect of Investor Certificates shall have been paid in full (or amounts sufficient to make such payments in full shall have been deposited with the Trustee).

                  The Servicer shall allocate such Collections and Transferor Collections to each Series of Investor Certificates and to the Holder of the Exchangeable Transferor Certificate in accordance with this
         Article IV and shall cause the Trustee to withdraw the required amounts from the Collection Account or pay such amounts to the Holder of the Exchangeable Transferor Certificate in accordance with this Article IV. Pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee upon the occurrence of a Servicer Default pursuant to Section 10.1 or upon the occurrence of a Pay-Out-Event, to instruct the Trustee in writing pursuant to the Daily Report or otherwise to instruct the Trustee to make withdrawals and payments from the Collection Account, the Distribution Account, the Excess Funding Account and the Reserve Fund for the purpose of carrying out the Servicer's or the Trustee's duties hereunder. The Servicer shall make deposits or payments on the dates indicated herein by wire transfer or as otherwise provided in the Supplement for any Series of Certificates with respect to such Series.

         (b) Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1996-1 Certificates.

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND

                    ALLOCATION AND APPLICATION OF COLLECTIONS

                  Section 4.4 Rights of Series 1996-1 Certificateholders. The Series 1996-1 Certificates shall represent Undivided Interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1996-1 Certificates at the times and in the amounts specified in this Agreement, (a) the Fixed/Floating Allocation Percentage and/or the Floating Allocation Percentage (as provided in subsection 4.3(d) of the Agreement) of Collections available in the Collection Account, (b) funds allocable to the Series 1996-1 Certificates on deposit in the Excess Funding Account and (c) funds on deposit in the Distribution Account for such Series (the "Series 1996-1 Certificateholders' Interest"). The Transferor Interest shall be subordinated to the Series 1996-1 Certificates, to the extent and in the manner provided in this
         Article IV. The Series 1996-1 Certificates also shall have the right to receive amounts deposited and held in the Reserve Fund in accordance with the Agreement and the right to amounts, if any, payable under the Interest Rate Cap. The Class A-1 Certificates and the Class A-2 Certificates shall rank pari passu and be equally and ratably entitled to the benefits hereof without preference, priority or distinction, except as otherwise expressly provided in the Agreement or the Series 1996-1 Supplement.

                  Section 4.5 Collections and Allocations; Payments on Exchangeable Transferor Certificate; Dilutions.

                  (a) Collections. The Servicer shall apply, or shall instruct the Trustee to apply, all funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 1996-1 Certificates, all funds on deposit in the Distribution Account maintained for this Series, and all funds on deposit in the Reserve Fund or paid under the Interest Rate Cap as described in this Article IV.

                  (b) Allocations; Payments to the Holder of the Exchangeable Transferor Certificate. With respect to each Business Day, the Servicer shall determine whether a Pay-Out-Event is deemed to have occurred with respect to the Series 1996-1 Certificates, and the Servicer shall allocate and pay Collections and Transferor Collections, and shall allocate and reallocate Default Amounts and Dilutions (and Adjustment Payment Shortfalls, if applicable), in accordance with the Daily Report with respect to such Business Day, to the Holder of the Exchangeable Transferor Certificate and to the Series 1996-1 Certificateholders as provided in Section 4.3 of the Agreement, except as modified by the provisions of this subsection 4.5(b).

                  (i) With respect to each Business Day during the Revolving Period,

                           (A) Allocations and payments to the Holder of the
                  Exchangeable Transferor Certificate provided for in subsection 4.3(b) of the Agreement shall be modified in accordance with this subsection 4.5(b)(i)(A) as follows:

                           (1)  Available Transferor Imputed Yield
                  Collections shall be deposited into the Collection Account for credit to the Interest Subaccount; and

                           (2)  The ASA Principal Allocation Amount shall be

                                   (x)  deposited into the Excess Funding
                                        Account, to the extent the Transferor
                                        Interest otherwise would be less than
                                        the Minimum Transferor Interest (after
                                        giving effect to the deposit of Shared
                                        Principal Collections therein on such
                                        day); and

                                   (y)  then, to the extent any such amount
                                        remains after making the deposit
                                        required in clause (x), deposited into
                                        the Reserve Fund, up to the amount
                                        necessary to cause the amount in the
                                        Reserve Fund to equal the then current
                                        Reserve Fund Amount, and any excess then shall be treated as Shared Principal Collections and paid on such date of deposit to the Holder of the Exchangeable Transferor Certificate to the extent provided in subsection 4.3(e) of the Agreement.

                           (B) Allocations to the Series 1996-1
                  Certificateholders provided for in subsection 4.3(d) of the Agreement shall be modified in accordance with this subsection 4.5(b)(i)(2) as follows:

                           (1) Principal Collections allocated to the Series
                  1996-1 Certificateholders pursuant to clause (ii) of subsection 4.3(d) of the Agreement shall be treated as Shared Principal Collections and paid on the date of deposit with respect to such Business Day to the Holder of the Exchangeable Transferor Certificate to the extent provided in subsection 4.3(e) of the Agreement; and

                           (2) The Investor Default Amount allocated to the
                  Series 1996-1 Certificateholders pursuant to clause (iii) of subsection 4.3(d) of the Agreement shall instead be allocated to the Holder of the Exchangeable Transferor Certificate.

                  (ii) With respect to each Business Day during the Amortization Period:

                           (A) Allocations and payments to the Holder of the
                  Exchangeable Transferor Certificate provided for in subsection 4.3(b) of the Agreement shall be modified in accordance with this subsection 4.5(b)(ii)(A) as follows:

                           (1)     Available Transferor Imputed Yield
                  Collections shall be deposited into the Collection Account for credit to the Interest Subaccount;

                           (2) (x) If the Amortization Period has commenced but
                  subclause (y) immediately below does not apply, then (i) the ASA Principal Allocation Amount shall be deposited into the Collection Account for credit to the Principal Subaccount, and
                  (ii) the Series Allocation Percentage of the Transferor Principal Collection (net of the ASA Principal Allocation Amount) shall be deposited into the Collection Account in satisfaction of the Series Allocation Percentage of any outstanding Adjustment Payment Shortfalls (after giving effect to the application of Imputed Yield Collections provided for in Subsection 4.9(a)(iv)), to be paid as a distribution of Principal on the next succeeding Distribution Date to the Series 1996-1 Certificateholders; and

                                   (y) (i) the ASA Principal Allocation Amount
                  shall be deposited into the Collection Account for credit to the Principal Subaccount, and (ii) if the Amortization Period has commenced due to the occurrence of a Pay-Out-Event, the Series Allocation Percentage of the Transferor Principal Collections (net of the ASA Principal Allocation Amount) shall be deposited into the Collection Account for credit to the Principal Subaccount and applied, to the extent necessary, first, in satisfaction of the Series Allocation Percentage of any outstanding Adjustment Payment Shortfalls (after giving effect to the application of Imputed Yield Collections provided for in Subsection 4.9(a)(iv)), to be paid as a distribution of Principal on the next succeeding Distribution Date to the Series 1996-1 Certificateholders, and second, to pay any Class A-1 Make

                  Whole Payments which remain unpaid after giving effect to Subsection 4.9(a)(viii)(B); and

                           (3) The ASA Default Amount shall be allocated to the
                  Available Subordination Amount so long as the Available Subordination Amount would not be reduced to less than zero thereby, provided, however, to the extent that either Available Imputed Yield Collections are applied and paid out in respect of the ASA Default Amount pursuant to subsection 4.9(a)(iii) of the Agreement, or Excess Imputed Yield Collections are applied pursuant to Section 4.9(c) of the Agreement or amounts are withdrawn from the Reserve Fund and are applied and paid out in respect of such ASA Default Amount pursuant to subsection 4.9(d) of the Agreement, the amounts so paid shall be deemed reallocated to the Series 1996-1 Certificateholders upon such payment and the Available Subordination Amount shall be increased, in accordance with and to the extent provided in clause (b)(iii) of the definition thereof, by any ASA Default Amount so reallocated.

                           (B) Allocations and payments to the Series 1996-1
                  Certificateholders provided for in subsection 4.3(d) of the Agreement shall be modified in accordance with this subsection 4.5(b)(ii)(B) as follows:

                           (1) The Investor Default Amount and any Adjustment
                  Payment Shortfalls allocated to the Series 1996-1 Certificateholders pursuant to clauses (iii) and (v) of subsection 4.3(d) of the Agreement shall instead be allocated to the Available Subordination Amount so long as the Available Subordination Amount would not be reduced to less than zero thereby, provided, however, to the extent that either Available Imputed Yield Collections are applied and paid out in respect of such Investor Default Amount or Adjustment Payment Shortfalls pursuant to subsections 4.9(a)(iii) or (iv) of the Agreement, or amounts are withdrawn from the Reserve Fund and are applied and paid out in respect of such Investor Default Amount or Adjustment Payment Shortfalls pursuant to subsection 4.9(c) of the Agreement, or Transferor Principal Collections are applied and paid out in respect of Adjustment Payment Shortfalls pursuant to subsection 4.5(b)(ii)(A)(2) the amounts so paid shall be deemed reallocated to the Series 1996-1 Certificateholders upon such payment and the Available Subordination Amount shall be increased, in accordance with and to the extent provided in clause (b)(iii) of the definition thereof, by any Investor Default Amount or Adjustment Payment Shortfalls so reallocated.

                           The allocations to be made pursuant to this subsection 4.5(b) also apply to deposits into the Collection Account that are treated as Collections, including payment of the reassignment price pursuant to Section 2.4(d) of the Agreement and proceeds from the sale, disposition or liquidation of the Contracts and the related Receivables pursuant to Section 9.2, 10.2, 12.1 or 12.2 of the Agreement and Section 11 of this Series Supplement. Such deposits to be treated as Collections will be allocated as Imputed Yield Collections or Principal Collections as provided in the Agreement.

                  (c) Dilutions Attributable to a Credit Card Program. During any Amortization Period, Contracts and the related Receivables may not be satisfied at a discount through a Credit Card Program, and the Trustee shall not release the Trust's claim to the full Principal Balance of a Receivable for such partial payment, unless either (i) it shall receive a certification from the Servicer that after applying the resulting Dilution against the Transferor Interest, the remaining Transferor Interest would not be less than the Available Subordination Amount, or (ii) the Transferor makes a payment, to be applied as a Principal Collection, in conjunction with the Trustee's acceptance of such partial payment. The Servicer acknowledges that it is not authorized to accept or otherwise effect such a partial payment in connection with a Credit Card Program except as expressly provided in this subsection 4.5(c), and covenants and agrees that it will take no action pursuant to the authority otherwise granted to it under the Agreement, including without limitation pursuant to subsections 3.1(b) and 3.3(h) and (j), that would result in the release of the Trust's claim to the full Principal Balance of any such Receivable, unless the requirements of this subsection 4.5(c) shall have been satisfied.

                  (d) Limitations on Cash Out Programs. The Servicer shall not be permitted to run Cash Out Programs, unless in each case (i) there will be only one Cash Out Program in effect at any one time, (ii) each Cash Out Program so offered must be accepted by the Obligor and all payments related thereto must be due within 120 days from the date first offered, (iii) the principal discount offered pursuant to a Cash Out Program shall not exceed 20%, and (iv) the Tangible Net Worth of Bally as of the end of the calendar quarter immediately preceding the commencement of any Cash Out Program shall not have been less than $70,000,000. Notwithstanding the foregoing, if each of the conditions specified in clauses (i) through (iv) above is not satisfied, or if a Pay-Out-Event has occurred and is continuing, the Servicer shall not be permitted to offer any Cash Out Program without first obtaining the prior written consent thereto from Holders of Series 1996-1 Certificates evidencing Undivided Interests aggregating more than 66-2/3% of the Invested Amount of the Series 1996-1 Certificates. The Servicer covenants and agrees that with respect to any Cash Out Program otherwise permitted under this subsection 4.5(d), the Obligors will not be selected and such Cash Out Program will not be offered in any manner materially different from past practices.

                  Section 4.6 Determination of Monthly Interest for the Series 1996-1 Certificates.

                   (a) The amount of monthly interest (the "Class A-1 Interest") payable with respect to the Class A-1 Certificates on any Distribution Date and allocable to the related Class A-1 Interest Accrual Period shall be an amount equal to the product of (i) the Class A-1 Certificate Rate and (ii) 1/12 and (iii) the Class A-1 Invested Amount as of the preceding Distribution Date (after giving effect to any distributions of Principal on such preceding Distribution Date); provided, that with respect to the first Distribution Date and the initial Class A-1 Interest Accrual Period commencing on the Closing Date, the Class A-1 Interest payable on the first Distribution Date shall be $511,069.75.

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class A-1 Interest Shortfall") equal to the excess, if any, of (x) the Class A-1 Interest for the Class A-1 Interest Accrual Period applicable to such Distribution Date over (y) the amount available to be paid to the Class A-1 Certificateholders in respect of interest on such Distribution Date, subject to the allocation between the Class A-1 Certificateholders and the Class A-2 Certificateholders provided for in subsection 4.6(c) of the Agreement. If there is a Class A-1 Interest Shortfall with respect to any Distribution Date, an additional amount ("Class A-1 Additional Interest") shall be payable as provided herein with respect to the Class A-1 Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class A-1 Interest Shortfall is paid to the Class A-1 Certificateholders, equal to the product of (i) the Class A-1 Certificate Rate, (ii) such Class A-1 Interest Shortfall remaining unpaid and (iii) 1/12. Notwithstanding anything to the contrary herein, Class A-1 Additional Interest shall be payable or distributed to Class A-1 Certificateholders only to the extent permitted by applicable law.

                  (b) The amount of monthly interest (the "Class A-2 Interest") payable with respect to the Class A-2 Certificates on any Distribution Date and allocable to the related Class A-2 Interest Accrual Period shall be an amount equal to the product of (i) the Class A-2 Certificate Rate and (ii) a fraction the numerator of which is the actual number of days in the related Class A-2 Interest Accrual Period and the denominator of which is 360 and (iii) the Class A-2 Invested Amount as of the preceding Distribution Date (after giving effect to any distributions of Principal on such preceding Distribution Date); provided, that with respect to the first Distribution Date and the initial

         Class A-2 Interest Accrual Period commencing on the Closing Date, the Class A-2 Interest payable on the first Distribution Date shall be $98,786.93.

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class A-2 Interest Shortfall") equal to the excess, if any, of (x) the Class A-2 Interest for the Class A-2 Interest Accrual Period applicable to such Distribution Date over (y) the amount available to be paid to the Class A-2 Certificateholders in respect of interest on such Distribution Date, subject to the allocation between the Class A-1 Certificateholders and the Class A-2 Certificateholders provided for in subsection 4.6(c) of the Agreement. If there is a Class A-2 Interest Shortfall with respect to any Distribution Date, an additional amount ("Class A-2 Additional Interest") shall be payable as provided herein with respect to the Class A-2 Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class A-2 Interest Shortfall is paid to the Class A-2 Certificateholders, equal to the product of (i) the Class A-2 Certificate Rate, (ii) such Class A-2 Interest Shortfall remaining unpaid and (iii) a fraction the numerator of which is the actual number of days in the related Class A-2 Interest Accrual Period and the denominator of which is 360. Notwithstanding anything to the contrary herein, (i) any calculation of the Class A-2 Interest Shortfall or Class A-2 Additional Interest pursuant hereto shall be made based on a Class A-2 Certificate Rate for any applicable period equal to the lesser of (A) the Class A-2 Certificate Rate actually in effect for such period, or (B) 12.0% per annum, and (ii) Class A-2 Additional Interest shall be payable or distributed to Class A-2 Certificateholders only to the extent permitted by applicable law.

                  (c) In the event that the amount available to be paid to the Class A-1 and Class A-2 Certificateholders in respect of interest on any Distribution Date shall be less than the full amount of Class A-1 Interest and Class A-2 Interest due on such Distribution Date, such deficiency shall be allocated, and the "Class A-1 Interest Shortfall" and the "Class A-2 Interest Shortfall" shall be determined, based on the ratio of the Class A-1 Interest and the Class A-2 Interest due on such Distribution Date.

                  Section 4.7 Determination of Principal Amounts. (a) During the Revolving Period, Principal Collections otherwise allocable to the Series 1996-1 Certificateholders pursuant to clause (ii) of subsection 4.3(d) of the Agreement shall instead be treated as Shared Principal Collections pursuant to subsection 4.5(b)(i)(B)(1) of the Agreement, and no principal payments shall be made with respect to the Series 1996-1 Certificates.

                  (b) During the Amortization Period, the Principal distributable from the Distribution Account on each related Distribution Date shall be the sum of (i) Principal Collections for the preceding Monthly Period allocated to the Series 1996-1 Certificates pursuant to subsection 4.3(d)(ii), (ii) Principal Collections for the preceding Monthly Period allocated to the Available Subordination Amount pursuant to subsection 4.5(b)(ii)(A)(2), and (iii) payments made from Available Imputed Yield Collections pursuant to subsections 4.9(a)(iii), (iv) and (v) of the Agreement and the Reserve Fund pursuant to subsection 4.9(d) of the Agreement.

                  (c) Principal distributable to the Series 1996-1 Certificates pursuant to subsection (b) above shall be further allocated to the Class A-1 Certificates based on the Class A-1 Percentage and to the Class A-2 Certificates based on the Class A-2 Percentage.

                  (d) [Reserved]

                  (e) Notwithstanding the foregoing, with respect to any Distribution Date, Principal may not exceed the Invested Amount, and with respect to the Expected Series 1996-1 Termination Date, Principal shall be an amount equal to the Invested Amount.

                  Section 4.8 Shared Principal Collections. With respect to any Business Day during either the Revolving Period or the Amortization Period, Shared Principal Collections allocated to the Series 1996-1 Certificates shall be zero.

                  Section 4.9 Application of Funds on Deposit in the Collection Account for the Certificates.

                  (a) On each Determination Date, the Servicer shall determine the Available Imputed Yield Collections credited to the Interest Subaccount with respect to the prior Monthly Period, and shall direct the Trustee to distribute such amounts from the Collection Account on the related Transfer Date pursuant to subsections 4.9(a)(i) through
         (vii) below, and on the related Distribution Date pursuant to subsection 4.9(a)(viii) below, and in such order of priority as set forth below, in accordance with the Settlement Statement delivered on such Determination Date.

                           (i) Monthly Interest. An amount equal to the lesser
                  of (A) the Available Imputed Yield Collections and (B) the sum of Monthly Interest plus Carryover Interest, shall be deposited into the Distribution Account for distribution on the next succeeding Distribution Date to the Series 1996-1 Certificateholders in accordance with Section 4.6, provided, that

                           (A) for purposes of amounts allocated pursuant to
                  this subsection 4.9(a)(i), any calculation of Class A-2 Interest and Class A-2 Carryover Interest included in Monthly Interest hereunder shall be made based on a Class A-2 Certificate Rate for any applicable period equal to the lesser of (A) the Class A-2 Certificate Rate actually in effect for such period, or (ii) 12.0% per annum, and

                           (B) the Class A-2 Certificates may receive shortfalls
                  because of a default by the Cap Provider to the extent that such unreimbursed shortfalls, together with Class A-2 Interest and Class A-2 Carryover Interest, would not exceed the amount of Class A-2 Interest that would have been payable had the Class A-2 Certificate Rate been equal to 12.0% for the related Class A-2 Interest Accrual Period.

                           (ii) Investor Servicing Fee.  An amount equal to
                  the lesser of

                           (A) any Available Imputed Yield Collections
                  remaining after giving effect to the withdrawal pursuant to subsection 4.9(a)(i), and

                           (B) the aggregate of (x) either (1) if the Back-Up
                  Servicer or another Person other than BTFC or an Affiliate of BTFC is the Servicer, the Monthly Servicing Fee for such Monthly Period plus any unpaid Monthly Servicing Fees from prior Monthly Periods, or (2) if BTFC or an Affiliate of BTFC is the Servicer and the Back-Up Servicing Agreement remains in effect, the Monthly Back-Up Servicer Standby Fee for such Monthly Period plus any unpaid Monthly Back-Up Servicer Standby Fees from prior Monthly Periods, and (y) if the base annual fee to the Trustee is not otherwise being paid or provided for pursuant to Sections 3.2 and 11.5, then the monthly portion of such base annual fee and expenses which shall not exceed $5,000 per annum (commencing on the Closing
                  Date),

                  shall be distributed in each case to the Servicer, Back-Up Servicer or Trustee, as applicable.

                           (iii) Investor Default Amount; ASA Default Amount.
                  During any Amortization Period, an amount equal to the lesser of

                           (A) any Available Imputed Yield Collections
                  remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) and (ii), and

                           (B) the sum of (1) the Investor Default Amount for
                  the related Monthly Period (notwithstanding any initial reallocation of such Investor Default Amount to either the Transferor Interest or the Available Subordination Amount pursuant to subsections 4.5(b)(i)(B)(2) or (ii)(B)(1) of the Agreement), plus (2) the ASA Default Amount for the related Monthly Period (notwithstanding any initial reallocation of such Investor Default Amount to either the Transferor Interest or the Available Subordination Amount pursuant to subsection 4.5(b)(ii)(A)(2) of the Agreement), shall be deposited in the Distribution Account for distribution as Principal on the next succeeding Distribution Date to the Series 1996-1 Certificateholders.

                           (iv) Adjustment Payment Shortfalls. During any Amortization Period, an amount equal to the lesser of

                           (A) any Available Imputed Yield Collections remaining
                  after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iii), and

                           (B) the Series Allocation Percentage of any
                  Adjustment Payment Shortfalls in accordance with subsection 4.3(d),

                  shall be deposited into the Distribution Account for distribution as Principal on the next succeeding Distribution Date to the Series 1996-1 Certificateholders.

                           (v) Reimbursement of Investor Charge-Offs. An amount equal to the lesser of

                           (A) any Available Imputed Yield Collections remaining
                  after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iv), and

                           (B) the unreimbursed Investor Charge-Offs, if any,

                  shall be applied to reimburse Investor Charge-Offs; and such amount (1) during the Revolving Period, shall be treated as Shared Principal Collections, and (2) during any Amortization Period, shall be deposited into the Distribution Account for distribution as Principal on the next succeeding Distribution Date to the Series 1996-1 Certificateholders.

                           (vi) Reserve Fund.  An amount equal to the lesser of

                           (A) any Available Imputed Yield Collections remaining
                  after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (v), and

                           (B) the amount necessary to cause the amount on
                  deposit in the Reserve Fund to equal the then current Reserve Fund Amount, shall be deposited into the Reserve Fund.

                           (vii) Investor Servicing Fee.  If BTFC or an
                  Affiliate of BTFC is the Servicer, an amount equal to the lesser of

                           (A) any Available Imputed Yield Collections remaining
                  after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vi), and

                           (B) the Monthly Servicing Fee for such Monthly Period
                  plus any unpaid Servicing Fees from prior Monthly Periods,

                  shall be distributed to the Servicer.

                           (viii) Excess Imputed Yield Collections. Any
                  Available Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vii) shall be held until the Distribution Date, and shall be applied as follows:

                           (A) to pay any Class A-2 Interest which is to be
                  distributed on such Distribution Date, for which sufficient funds are not available due to a failure by the Interest Rate Cap Provider to timely pay amounts required to be paid under the Interest Rate Cap on such Distribution Date,

                           (B) if an Amortization Period due to the occurrence
                  of a Pay-Out- Event shall have occurred, (1) to pay any Class A-1 Make Whole Payments which remain unpaid, and (2) such remaining funds shall be deposited into the Distribution Account for distribution as Principal on the next succeeding Distribution Date,

                           (C) deposited in the Excess Funding Account to the
                  extent necessary to prevent the Transferor Interest from being less than the Minimum Transferor Interest (during the Revolving Period) or the Available Subordination Amount (during the Amortization Period), and

                           (D) treated as Excess Imputed Yield Collections which
                  shall be available to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such Certificateholders from Imputed Yield Collections allocated to such other Series; and then any remainder shall be distributed to the Transferor.

                  (b) On each Distribution Date, the Trustee shall cause a payment to be made under the Interest Rate Cap if amounts are due thereunder with respect to the related Class A-2 Interest Accrual Period, and shall cause all amounts paid thereunder to be deposited into the Distribution Account and then be distributed in respect of the Class A-2 Interest on such Distribution Date. If the Cap Provider defaults in the payment of amounts due under the Interest Rate Cap, the Class A-2 Certificateholders will be entitled to recoup any shortfall in accordance with subsections 4.9(a)(i) and (viii). If the Cap Provider shall subsequently pay any such defaulted amounts, such amounts shall be distributed first to the Class A-2 Certificateholders in an amount equal to the amount of any shortfalls resulting from such prior default, which were not recouped by the Class A-2 Certificateholders and then the excess shall be deposited into the Collection Account for credit to the Interest Subaccount and shall be treated as Available Imputed Yield Collections from the Monthly Period in which such Distribution Date occurs.

                  (c) To the extent that, with respect to any Determination Date, distributions are to be made on the related Transfer Date pursuant to any of subsections 4.9(a)(i) through (vii), (viii)(A) and
         (viii)(B)(1), respectively, and the full amount to be distributed pursuant to any such subsection is not covered by the amounts otherwise available therefor pursuant to subsections 4.9(a) and (b), the Servicer shall allocate to the Series 1996-1 Certificates, to the extent the amounts are available as set forth below, the Excess Imputed Yield Collections from other Series with respect to the Monthly Period to which such distributions relate, in an amount up to the above-described shortfalls under the applicable subsections (to be applied to such shortfalls in the priority of such subsections). Excess Imputed Yield Collections available for such allocation to the Series 1996-1 Certificates for any Monthly Period shall be in an amount equal to the product of (i) Excess Imputed Yield Collections available from all other Series for such Monthly Period and (ii) a fraction, the numerator of which is the shortfall in the amounts required to be distributed from Imputed Yield Collections with respect to the Series 1996-1 Certificates and the denominator of which is the aggregate amount of shortfalls in amounts required to be distributed from Imputed Yield Collections for all Series for such Monthly Period.

                  (d) On each Transfer Date during the Revolving Period, after giving effect to all amounts available pursuant to subsections 4.9(a),
         (b) and (c), the Trustee shall draw on the Reserve Fund to fund shortfalls, if any, in the withdrawals from the Collection Account made pursuant to subsections 4.9(a)(i), (ii) and (vii), and shall deposit or distribute any amounts so drawn from the Reserve Fund in accordance with such subsections (and in the priority thereof). On each Transfer Date during the Amortization Period, after giving effect to all amounts available pursuant to subsections 4.9(a), (b) and (c), the Trustee shall draw on the Reserve Fund to cover shortfalls, if any, in the withdrawals from the Collection Account made pursuant to subsections 4.9(a)(i), (ii), (iii), (iv), (v) and (vii). For purposes of this subsection 4.9(d), no shortfall shall be deemed to exist with respect to Class A-2 Interest under subsection 4.9(a) so long as Class A-2 Interest accrued at a rate of 12.0% per annum would be covered by amounts available pursuant to subsection 4.9(a)(i).

                  (e) On the first Business Day of the Amortization Period, funds on deposit in the Excess Funding Account shall be deposited into the Collection Account for credit to the Principal Subaccount, subject to subsection 4.3(f).

                  (f) On each Determination Date with respect to any Amortization Period, the Servicer shall determine the Principal Collections credited to the Principal Subaccount with respect to the prior Monthly Period, and shall direct the Trustee to withdraw from the Principal Subaccount of the Collection Account and deposit in the Distribution Account on the related Transfer Date, to the extent of funds available, an amount equal to the Principal for the related Distribution Date, in accordance with the Settlement Statement delivered on such Determination Date and the Daily Report delivered on the related Transfer Date (provided, that if the Daily Report is not timely delivered on such Transfer Date, the Trustee shall make such withdrawal from the Collection Account in reliance on the Settlement Statement).

                  Section 4.10 The Reserve Fund. (a) The Trustee, for the benefit of the Series 1996-1 Certificateholders, shall cause to be established and maintained in the name of the Trustee, on behalf of the Series 1996-1 Certificateholders, a segregated trust account (the "Reserve Fund") within its corporate trust department, which shall be a Qualified Account within the meaning of clause (a) of the definition thereof, and which shall bear a designation clearly indicating that such account is the Reserve Fund and that the funds deposited therein are held in trust for the benefit of the Series 1996-1 Certificateholders. The Transferor does hereby transfer, assign, set-over, and otherwise convey to the Trust, for the benefit of the Series 1996-1 Certificateholders, without recourse, all of its right, title and interest in, to and under the Reserve Fund, including without limitation (i) all monies, funds and amounts deposited into or credited to the Reserve Fund from time to time, (ii) all Cash Equivalents in which amounts in the Reserve Fund are invested or which are otherwise credited to the Reserve Fund, (iii) any interest and investment earnings on any such deposited or credited amounts, and (iv) all proceeds of the foregoing. The Trustee shall possess all right, title and interest in, to and under all property described in the preceding sentence. The Reserve Fund shall, except as otherwise provided herein, be under the sole dominion and control of the Trustee for the benefit of the Series 1996-1 Certificateholders. Pursuant to subsection 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee upon the occurrence of a Servicer Default pursuant to Section 10.1 of the Agreement or upon the occurrence of a Pay- Out-Event, to instruct the Trustee in writing pursuant to the Daily Report or otherwise to make withdrawals from the Reserve Fund for the purpose of carrying out the Servicer's or the Trustee's duties under the Agreement and this Series Supplement. If, at any time, the Reserve Fund ceases to be a Qualified Account by reason of the Trustee holding such account, then the Trustee shall establish within 10 Business Days a new Reserve Fund as a Qualified Account and otherwise meeting the conditions specified above, transfer any cash and/or any investments to such new Reserve Fund, and from the date such new Reserve Fund is established, it shall be the "Reserve Fund."

                  (b) With respect to each Business Day during the Revolving Period, the Servicer shall deposit the ASA Principal Allocation Amount in the Reserve Fund in accordance with, and to the extent provided in, subsections 4.5(b)(i)(A)(2) of the Agreement for the related Monthly Period. On each Distribution Date related to the Revolving Period or any Amortization Period, after giving effect to the deposit of the ASA Principal Allocation Amount as described in the preceding sentence, as applicable, and the addition of any net interest and investment earnings as provided in subsection 4.10(c), the Servicer shall deposit in the Reserve Fund to the extent available as provided in subsection 4.9(a)(vi), Available Imputed Yield Collections, up to the amount necessary to cause the amount on deposit in the Reserve Fund to equal the then current Reserve Fund Amount.

                  (c) Funds on deposit in the Reserve Fund shall at all times be invested by the Trustee in Cash Equivalents in accordance with written instructions from the Servicer as provided below or, in the absence of such instructions, in the Designated Cash Equivalent. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the next succeeding Transfer Date. The Trustee shall maintain for the benefit of the Series 1996-1 Certificateholders possession of the negotiable instruments or securities evidencing the Cash Equivalents described in clause (a) of the definition thereof from the time of purchase thereof until the time of sale or maturity. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Reserve Fund shall be retained in the Reserve Fund unless and until such amounts are available for release to the Transferor pursuant to subsection 4.10(d). Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, of which the Trustee shall have received written notification, shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Reserve Fund. Any investment instructions to the Trustee shall be in writing and shall be given no later than 1:00 P.M. Central Standard time on a Business Day that such investment is proposed to be made. The Transferor agrees and acknowledges that the Trustee is to have "control" (within the meaning of Section 8-102 of the UCC as enacted in Illinois) of investments held in the Reserve Fund comprised of "Investment Property" (within the meaning of Section 9-115 of the UCC as enacted in Illinois) for all purposes of this Agreement.

                  (d) Amounts in the Reserve Fund in excess of the Reserve Fund Amount shall be released from the Reserve Fund and paid to the Transferor on each Transfer Date.

                  (e) The Servicer shall withdraw amounts on deposit in the Reserve Fund on each Transfer Date pursuant to subsection 4.9(d) to the extent Available Imputed Yield Collections are insufficient to make payment of the amounts specified.

                  Section 4.11 Payment of Monthly Interest. On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Series 1996-1 Certificateholders from the Distribution Account the amount in respect of Monthly Interest and Carryover Interest deposited into the Distribution Account on the related Transfer Date.

                  Section 4.12 Payment of Principal. On each Distribution Date with respect to any Amortization Period, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Series 1996-1 Certificateholders from the Distribution Account the amount in respect of Principal deposited into the Distribution Account on the related Transfer Date.

                  Any amounts remaining in the Collection Account and allocable to the Series 1996-1 Certificates, after the Invested Amount has been paid in full, shall be treated as Shared Principal Collections and applied in accordance with Section 4.3(e) of the Agreement.

                  Section 4.13 Investor Charge-Offs. (a) If, on any Determination Date which relates to any Amortization Period, (1) the Available Subordination Amount shall have been reduced to zero and (2) the aggregate Investor Default Amount with respect to each Business Day in the preceding Monthly Period within such Amortization Period, to the extent not allocated to the Available Subordination Amount pursuant to subsection 4.5(b)(ii)(B)(1) of the Agreement, together with the aggregate Adjustment Payment Shortfalls (if any) allocated to the Series 1996-1 Certificates based on the Series Percentage with respect to each Business Day in the preceding Monthly Period within such Amortization Period, exceeds the aggregate Available Imputed Yield Collections, Excess Imputed Yield Collections and amounts available for withdrawal from the Reserve Fund, the Invested Amount shall be reduced by the amount by which the remaining aggregate Investor Default Amount and aggregate Adjustment Payment Shortfalls (if any) allocated to the Series 1996- 1 Certificates exceed the foregoing funds available for payment thereof (an "Investor Charge-Off"). The Invested Amount thereafter shall be increased (but not in excess of the Outstanding Certificate Amount of the Series 1996-1 Certificates) on any Business Day by the sum of the aggregate amount of Available Imputed Yield Collections, Excess Imputed Yield Collections and amounts available for withdrawal from the Reserve Fund allocated with respect to Investor Charge-Offs pursuant to subsection 4.9(a)(v) of the Agreement for the purpose of reimbursing amounts reduced pursuant to the preceding sentence (including any such amounts treated as Shared Principal Collections during the Revolving Period) to the extent not previously reimbursed from such amounts.

                  (b) The amount of any Investor Charge-Off shall be allocated to the Class A-1 Certificateholders (as so allocated, the "Class A-1 Investor Charge-Offs") and to the Class A-2 Certificateholders (as so allocated, the "Class A-2 Investor Charge-Offs"), and any amounts available for reimbursement of any Investor Charge-Off shall be allocated to the Class A-1 Certificateholders and the Class A-2 Certificateholders, based on the Class A-1 Percentage and the Class A-2 Percentage.

                  Section 4.14 Determination of LIBOR. (a) On each LIBOR Determination Date, the Trustee shall determine LIBOR.

                  "LIBOR" means, with respect to a Reset Date within each Class A-2 Interest Accrual Period, the rate for deposits in U.S. Dollars for a period of the Designated Maturity which appears on the Telerate Page 3750 Screen as of 11:00 a.m., London time on the day that is two London Business Days preceding that Reset Date (rounded upwards, if necessary, to the nearest 1/100,000 of 1%); provided, however, in the event such rate is not provided, LIBOR shall mean the rate as determined in the Interest Rate Cap.

                  (b) On each LIBOR Determination Date, the Trustee shall send to the Servicer and to each Class A-2 Certificateholder by facsimile, notification of LIBOR for the following Class A-2

         Interest Accrual Period and, based on the Class A-2 Invested Amount which will remain outstanding after giving effect to any distribution of Principal to be made to the Class A-2 Certificateholders on the next succeeding Distribution Date as shown on the Settlement Statement delivered on the related Determination Date, the amount of Class A-2 Interest which will accrue during such following Class A-2 Interest Accrual Period.

                  (c) The Class A-2 Certificate Rate applicable to the then current and immediately preceding Class A-2 Interest Accrual Periods may be obtained by any Class A-2 Certificateholder by telephoning the Trustee at its Corporate Trust Office at (713) 216-4181.

         Section 6. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1996-1 Certificates:

                                    ARTICLE V

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

                  Section 5.1 Distributions. (a) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Daily Report delivered on such Distribution Date and the Settlement Statement delivered on the related Determination Date, provided, that if the Daily Report is not timely delivered on such Distribution Date, the Paying Agent shall make such distributions from the Distribution Account in reliance on the Settlement Statement) to each Class A-1 and Class A-2 Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class A-1 or Class A-2 Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A-1 and Class A-2 Certificateholders pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to each Class A-1 and Class A-2 Certificateholder at such Certificateholder's address as it appears on the Certificate Register or, in the case of Class A-1 or Class A-2 Certificateholders holding Series 1996-1 Certificates having an aggregate Outstanding Certificate Amount of not less than $1,000,000, by wire transfer, at the expense of the Paying Agent, to an account or accounts designated by such Series 1996-1 Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class A-1 and Class A-2 Certificates will be made only upon presentation and surrender of the Class A-1 and Class A-2 Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3. The Trustee shall make the final payment on any Series 1996-1 Certificate prior to surrender of such Certificate if such Series 1996-1 Certificateholder agrees to indemnify and hold harmless the Trustee satisfactory to it in its sole discretion to the extent of any liability the Trustee may incur for final distribution on such Series 1996-1 Certificates caused by the failure of the Series 1996-l Certificateholder to deliver such Series 1996-1 Certificates to the Trustee prior to such final distribution being made to the Series 1996-1 Certificateholder. With respect to distributions to be made on Distribution Dates, the Trustee agrees to use its best efforts to initiate wire transfers of such distribution on the Business Day preceding the Distribution Date, but in no event later than 9:00 a.m. (Central Standard time) on the Distribution Date.

                  Section 5.2 Certificateholders' Statement. (a) On each Determination Date, the Servicer shall deliver to the Trustee (and the Paying Agent if other than the Trustee) and shall forward to each Certificateholder (and their respective agents as they may designate in writing) and the Rating Agencies a statement substantially in the form of Exhibit C, prepared by the Servicer, setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of (xiv), shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):

                       (i) the total amount distributed;

                      (ii) the amount of such distribution allocable to
                 Principal for Class A-1 and Class A-2;

                     (iii) the amount of such distribution allocable to Class
                 A-1 and Class A-2 Interest;

                      (iv) the amount of Principal Collections received during
                  the preceding Monthly Period and allocated in respect of the Series 1996-1 Certificates and, during any Amortization Period, further allocated in respect of the Class A-1 and Class A-2 Certificates;

                      (v) the Initial Invested Amount and the current Invested Amount;

                      (vi) the amount of Imputed Yield Collections received
                  during the preceding Monthly Period and allocated in respect of the Series 1996-1 Certificates;

                     (vii) the aggregate amount of Principal Receivables, the
                  Invested Amount, the Floating Allocation Percentage and, during any Amortization Period, the Fixed/Floating Allocation Percentage, with respect to the Principal Receivables in the Trust as of the close of business on the last day of the preceding Monthly Period;

                    (viii) the size of the Transferor Interest in its entirety
                  (as well as the component represented by the Available Subordination Amount, and the component not so represented);

                      (ix) the aggregate outstanding balance of Qualifying Gross
                  Receivables which are current, and those between 30 and 59 days, 60 and 89 days, 90 and 119 days, 120 and 149 days, 150 and 179 days and 180 or more days delinquent on a contractual basis, in each case as of the close of business on the last day of the preceding Monthly Period;

                      (x)  Net charge-offs for all Eligible Receivables;

                      (xi) the aggregate Investor Default Amount for the
                  preceding Monthly Period, and the portion thereof allocated to the Class A-1 and the Class A-2 Certificates, if any;

                     (xii) the aggregate amount of Dilutions for the preceding
                  Monthly Period, the amount thereof allocable to a Credit Card Program, if any, and, during any Amortization Period, the aggregate Investor Dilution Amount and ASA Dilution Amount for the preceding Monthly Period, and the amount of Adjustment Payment Shortfalls (if any) allocated to the Class A-1 and the Class A-2 Certificates;

                    (xiii) the Available Subordination Amount which remains
                  available as of the related Determination Date and, during any Amortization Period, the amount of any reduction to such Available Subordination Amount to be effected as of such Distribution Date together with the cumulative ASA Reduction Amount, if any, which will remain unapplied after giving effect to reductions in the Available Subordination Amount as of such Distribution Date;

                     (xiv) the aggregate amount of Investor Charge-Offs for the preceding Monthly Period, and the amount thereof allocated to the Class A-1 and the Class A-2 Certificates;

                      (xv) the amount of the Monthly Servicing Fee for the
                  preceding Monthly Period;

                     (xvi) the Pool Factor as of the close of business on the
                  last day of the preceding Monthly Period; and

                    (xvii) the aggregate amount of funds in the Excess Funding
                  Account as of the close of business on the last day of the preceding Monthly Period.

                  (b) Annual Certificateholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 1997, the Servicer shall distribute to each Person who at any time during the preceding calendar year was a Series 1996-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular report to Series 1996-1 Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1996-1 Certificateholder, together with, on or before January 31 of each year, beginning in 1997, such other customary information (consistent with the treatment of the Certificates as debt) or the Servicer deems necessary or desirable to enable the Series 1996-1 Certificateholders to prepare their tax returns. The obligation, if any, of the Trustee to provide such information shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee or the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                  Section 5.3 SEC Filings. The Transferor and BTFC shall provide, or shall cause Bally to provide, to the Trustee and to each Rating Agency copies of (a) Bally's annual report on Form 10-K as filed with the SEC, within 100 days of the end of the year covered thereby (commencing with the 10-K filed with respect to 1996), (b) Bally's quarterly reports on Form 10-Q as filed with the SEC, within 60 days of the end of the quarter covered thereby (commencing with the quarter ending March 31, 1997), and (c) and reports on Form 8-K as filed by Bally with the SEC, within 15 days of any such filing.

                  Section 5.4 [Reserved].

                  Section 5.5 Delivery of Documents to the Series 1996-1 Certificateholders. (a) A copy of the following reports, notices, documents and certificates required to be delivered under the Agreement to the Trustee shall be contemporaneously delivered by the Servicer (at its sole expense) to the Series 1996-1 Certificateholders or their respective agents as they may designate in writing:


                  (i) the Settlement Statement to be delivered by the Servicer pursuant to subsection 3.4(c);

                  (ii) the Annual Servicer's Certificate to be delivered by the Servicer pursuant to Section 3.5;

                  (iii) the Annual Independent Accountants' Management Letter to be delivered by the Servicer pursuant to Section 3.6;

                  (iv) the SEC filings to be delivered by the Transferor or the Servicer pursuant to Section 5.3;

                  (v) any Exchange Notice delivered by the Transferor pursuant to subsection 6.9(b);

                  (vi) in the event an Exchange is to be effected, the Supplement, Opinion of Counsel and Officer's Certificate to be delivered pursuant to clauses (a), (d) and (f) of subsection 6.9(b);

                  (vii) any notice relating to a delegation of its duties to be delivered by the Servicer pursuant to Section 8.7;

                  (viii) notice of any amendment to the Purchase Agreement, or of any assignment thereof, to be delivered by BTFC pursuant to
                  Section 9.1 or 9.5 of the Purchase Agreement;

                  (ix) notice of any amendment to the Subsidiary Purchase Agreement, or of any assignment thereof, to be delivered by BTFC pursuant to Section 9.1 or 9.5 of the Subsidiary Purchase Agreement;

                  (x) any certificate or legal opinion delivered to the Trustee pursuant to subsection 5.1(k) of the Purchase Agreement;

                  (xi) notice of any Lien in accordance with subsections 2.5(b) or 2.5(g);

                  (xii) notice of any change in a depository maintaining a Qualified Account;

                  (xiii) notice of any delegation of servicing functions in accordance with subsection 3.1(b);

                  (xiv) in the event of any merger or other event with respect to the Servicer contemplated by Section 8.2, the Officer's Certificate and Opinion of Counsel to be delivered by BTFC pursuant to Section 8.2(ii); and

                  (xv) promptly after January 1, 1998 and promptly after each anniversary of such date, a copy of the Credit and Collection Policy as then in effect.

         Each Series 1996-1 Certificateholder agrees, by its acceptance of a Series 1996-1 Certificate, that any information obtained by it pursuant to this subsection or otherwise in its capacity as a Series 1996-1 Certificateholder shall be subject to the terms and conditions described in Annex 1 hereto.

                  (b) The Transferor shall provide, or shall cause the Servicer to provide, notice to the Series 1996-1 Certificateholders or their respective agents as they may designate in writing, and to the Trustee, of a change to the cancellation provisions set forth in the printed form of Contract utilized by BTFC or any other Originator within 30 days of implementing such change.

                  (c) The Trustee shall provide a written statement to the Series 1996-1 Certificateholders or their respective agents as they may designate in writing, no later than the Distribution Date related to any Monthly Period, to the effect that the Trustee has no actual knowledge that an event has occurred which with the passage of time or the giving of notice or both, would constitute a Servicer Default or a Pay-Out-Event, provided, that the Trustee shall have no obligation to make any independent investigation in connection with delivering such statement.

                  (d) The Trustee shall provide each Series 1996-1 Certificateholder with a copy of all written notices of any breach by the Transferor, the Servicer, BTFC or any Originator of any representation, warranty or obligation contained herein, in the Agreement, the Purchase Agreement or the Subsidiary Purchase Agreement promptly upon the Trustee's receipt thereof.

                  (e) Any notices provided to the Trustee, the Servicer or the Series 1996-1 Certificateholders shall also be provided to the Rating Agencies (without duplication) except for the Daily Reports (unless specifically requested).

         Section 7. Series 1996-1 Pay-Out-Events. If any one of the following events shall occur with respect to the Series 1996-1 Certificates:

         (a) failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of the Agreement or this Series Supplement on the date such payment or deposit is required to be made, provided, however, that any such failure caused by a nonwillful act of the Transferor shall not constitute a Series 1996-1 Pay-Out-Event pursuant to this subsection 9(a) if the Transferor promptly remedies such failure within five Business Days after receiving notice of such failure or otherwise becoming aware of such failure, (ii) to perform in all material respects the Transferor's covenant not to sell, pledge, assign, or transfer to any person, or grant any unpermitted lien on, any Receivable, or (iii) to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure to observe or perform has a material adverse effect on the Series 1996-1 Certificateholders and which continues unremedied for a period of 30 days after the date on which the Transferor obtains actual knowledge of such failure or written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1996-1 Certificates evidencing more than 50% of the Invested Amount, and continues to materially and adversely affect the interests of the Series 1996-1 Certificateholders for such period; provided, that if prior to the end of the 30 day period specified above, the Transferor shall have commenced actions reasonably designed to cure such failure and, at the end of such 30 day period is engaged diligently and in good faith in effecting such cure and shall have given not less than 7 days notice to the Series 1996-1 Certificateholders requesting an additional period of 30 days to effect such cure, and unless the Holders of Series 1996-1 Certificates evidencing more than 50% of the Invested Amount shall have responded indicating their refusal to grant such extension, then such 30 day period shall be extended by such additional period of time as may reasonably be required to effect such cure, but not in excess of an additional 30 days, unless Holders of Series 1996-1 Certificates evidencing more than 50% of the Invested Amount shall agree that a longer extension is appropriate under the circumstances and shall consent thereto;

         (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, (i) shall prove to have been incorrect in any material respect when made, which continues to be incorrect in any material respect for a period of 30 days after the date on which the Transferor obtains actual knowledge of such failure or written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 1996-1 Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1996-1, and (ii) as a result of which the interests of the Series 1996-1 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 1996-1 Pay-Out-Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions of the Agreement; and further provided, that if prior to the end of the 30 day period specified above, the Transferor shall have commenced actions reasonably designed to cure such failure and, at the end of such 30 day period is engaged diligently and in good faith in effecting such cure, and shall have given not less than 7 days notice to the Series 1996-1 Certificateholders requesting an additional period of 30 days to effect such cure, and unless the Holders of Series 1996-1 Certificates evidencing more than 50% of the Invested Amount shall have responded indicating their refusal to grant such extension, then such 30 day period shall be extended by such additional period of time as may reasonably be required to effect such cure, but not in excess of an additional 30 days, unless Holders of Series 1996-1 Certificates evidencing more than 50% of the Invested Amount shall agree that a longer extension is appropriate under the circumstances and shall consent thereto;

         (c) the Portfolio Yield is less than the Base Rate plus 1.0% for any three consecutive Monthly Periods, commencing with the fourth Monthly Period that would include the second, third and fourth Monthly Periods;

         (d) the Transferor Interest shall be less than the Minimum Transferor Interest for a period of 15 consecutive days;

         (e) the sum of the Aggregate Principal Receivables and the principal amount on deposit in the Excess Funding Account shall be less than the Minimum Aggregate Principal Receivables for a period of 15 consecutive days;

         (f) as of the end of the last Business Day of any month, (i) the three-month rolling average of the percentage equivalent of a fraction, the numerator of which is the amount of Qualifying Gross Receivables that are 180 or more days delinquent on a contractual basis and the denominator of which is the aggregate amount of Qualifying Gross Receivables, exceeds 6%, or (ii) the percentage equivalent of a fraction, the denominator of which is the amount of Qualifying Gross Receivables and the numerator of which is the amount of Qualifying Gross Receivables that are (A) 60 or more days delinquent on a contractual basis, exceeds 25%, (B) 90 or more days delinquent on a contractual basis, exceeds 18%, (C) 120 or more days delinquent on a contractual basis, exceeds 14%, or (D) 180 or more days delinquent on a contractual basis, exceeds 9%;

         (g) any Servicer Default shall occur which would have a material adverse effect on the Series 1996-1 Certificateholders;

         (h) as of the end of the last Business Day of any month, commencing with the last Business Day of the third Monthly Period, the three-month rolling average of the principal amount on deposit in the Excess Funding Account at the end of the last Business Day of each such Monthly Period as a percentage of the sum of the Aggregate Principal Receivables and the principal amount on deposit in the Excess Funding Account at the end of such Business Day, shall equal or exceed 30%;

         (i) the Transferror shall for any reason become unable to transfer Receivables to the Trust in accordance with the Agreement or this Series Supplement;

         (j) the Adjusted Net Revenues-Membership Revenues as of the end of any Monthly Period falls below the NRMR Pay-Out-Event Trigger for such Monthly Period, which amounts for each Monthly Period shall be calculated by the Servicer and reported to the Trustee within 60 days of the end of such Monthly Period;

         (k) the Tangible Net Worth of Bally falls below $60,000,000 as of the end of any calendar quarter, which amount for each calendar quarter shall be calculated by the Servicer and reported to the Trustee within 60 days of the end of such calendar quarter;

         (l) the number of health clubs operated by Bally and its subsidiaries falls below 260 clubs;

         (m) a Pay-Out-Event occurs with respect to any other Series; or

         (n) a default or event of default by Bally or any of its subsidiaries under or with respect to any one or more agreement, note, instrument or other document governing or evidencing any obligation of Bally or such subsidiary, as the case may be, to repay money borrowed, and such default or event of default continues after any applicable grace period, and as a result any such indebtedness shall be required to be paid prior to the scheduled maturity thereof (whether by acceleration, required prepayment or otherwise), or Bally or any of its subsidiaries shall fail to pay any such indebtedness at maturity and any applicable grace period and waivers shall have expired; provided, however, that (i) no Pay-Out-Event under this clause shall occur unless the sum of any such indebtedness required to be prepaid or indebtedness which Bally or any of its subsidiaries fails to pay at maturity, is greater than or equal to $10,000,000, and (ii) this clause is not intended to and shall not be applicable to any "default" in respect of the Series 1996-1 Certificates;

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
                  then, in the case of any event described in subparagraph (b),
(g) or (l) above after the applicable grace period, if any, set forth in such subparagraphs, the Holders of Series 1996-1 Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1996-1 by notice then given in writing to the Trustee, the Transferor and the Servicer may declare that a Pay-Out-Event (a "Series 1996-1 Pay-Out-Event") has occurred as of the date of such notice;

                  in the case of any event described in subparagraph (f)(ii),
(h), (j) or (k) above, a Series 1996-1 Pay- Out-Event shall occur without any notice or other action on the part of the Trustee or the Series 1996-1 Certificateholders immediately upon the occurrence of such event, provided that such Series 1996-1 Pay-Out-Event will not be deemed to have occurred if such event is waived by written notice to the Transferor, the Trustee and the Servicer by Holders of Series 1996-1 Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1996-1 on or before the Distribution Date relating to the Monthly Period in which such event occurs;

                  and in the case of any event described in subparagraph (a),
(c), (d), (e), (f)(i), (i), (m) or (n) above, a Series 1996-1 Pay-Out-Event shall occur without any notice or other action on the part of the Trustee or the Series 1996-1 Certificateholders immediately upon the occurrence of such event, provided that such Series 1996-1 Pay-Out- Event will not be deemed to have occurred if such event is waived by written notice to the Transferor, the Trustee and the Servicer by each Holder of a Series 1996-1 Certificate on or before the Distribution Date relating to the Monthly Period in which such event occurs.

                  The Trustee shall provide notice of any waiver of a Pay-Out-Event to each Rating Agency.

         Section 8.  [Reserved]

         Section 9.  [Reserved]

         Section 10. Replacement Series; Make Whole Payments.

         (a) Subject to satisfaction of the conditions set forth in Section 6.9 of the Agreement and in this Section 10, the Transferor shall have the right to issue one or more Replacement Series with respect to the Series 1996-1 Certificates (or any Class thereof). As a condition to the replacement of the Series 1996-1 Certificates (or Class A-1 thereof, if applicable) with any Replacement Series, the Class A-1 Certificateholders shall be entitled to receive the Class A-1 Make Whole Payment (if any) in addition to the final payment otherwise required under the Agreement.

         (b) The Class A-1 Make Whole Payment (if any) shall be payable to the Class A-1 Certificateholders, to the extent of any prepayment which results from either (i) an Amortization Period which commences prior to the scheduled Amortization Period due to the occurrence of a Pay-Out-Event, or (ii) a partial redemption effected pursuant to Section 13 of this Series Supplement.

         Section 11. Reassignment Terms. The Series 1996-1 Certificates shall be subject to termination by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Invested Amount is reduced to an amount less than or equal to 10% of the Initial Invested Amount. The deposit required in connection with any such termination and final distribution shall be equal to the Outstanding Certificate Amount of the Series 1996-1 Certificates plus accrued and unpaid interest on the Series 1996-1 Certificates through the last day of the Class A-1 Interest Accrual Period or the Class A-2 Interest Accrual Period, as applicable, preceding and relating to the Distribution Date on which the final distribution occurs. No notice of such termination and final distribution shall be given unless the funds to pay all amounts required with respect thereto shall be available as of the end of the Monthly Period preceding the Monthly Period in which such notice is given.

         Section 12. Mandatory Prepayment. If on any Distribution Date the amount on deposit in the Reserve Fund is equal to or greater than the Invested Amount, the amount on deposit in the Reserve Fund (not to exceed the Invested

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
Amount) shall be deposited in the Distribution Account and distributed to Certificateholders on such day, together with the Class A-1 and Class A-2 Interest due on such Distribution Date, and shall constitute final payment of the Series 1996-1 Certificates. Not later than the Determination Date preceding such Distribution Date, the Trustee shall provide the notice of final distribution to the Series 1996-1 Certificateholders in accordance with Section
12.3 of the Agreement. No notice of such final distribution shall be given unless the funds to pay all amounts required with respect thereto shall be available as of the end of the Monthly Period preceding the Monthly Period in which such notice is given.

         Section 13. Partial Redemption of Series 1996-1 Certificates. If, on the last day of any Monthly Period, (a) the amount on deposit in the Excess Funding Account as a percentage of the sum of (i) the Aggregate Principal Receivables plus (ii) the amount on deposit in the Excess Funding Account, shall exceed (b) 15%, then, so long as no Pay-Out-Event would result, the Transferor may elect to distribute such amount on deposit on the related Distribution Date as a partial redemption of the Invested Amount of the Series 1996-1 Certificates and any other Series then outstanding. The Transferor may request that each Class A-1 Certificateholder waive any right to a Class A-1 Make Whole Payment, as a condition to effecting any partial redemption pursuant to this Section 13. Such amount shall be treated as Principal Collections, transferred to the Collection Account in accordance with written instructions from the Servicer, and allocated to the Series 1996-1 Certificates and each such other outstanding Series based on the Floating Allocation Percentage for distribution on such Distribution Date. No notice of such partial redemption shall be given unless the funds to pay all amounts required with respect thereto shall be available as of the end of the Monthly Period preceding the Monthly Period in which such notice is given.

         Section 14. Series 1996-1 Termination. The right of the Series 1996-1 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1996-1 Termination Date unless such Series is an Affected Series as specified in Section 12.1(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the Series 1996-1 Certificateholders shall remain entitled to receive proceeds of such sale when such sale occurs. No notice of termination and final distribution pursuant to Section 12.3 of the Agreement shall be given unless the funds to pay all amounts required with respect thereto shall be available as of the end of the Monthly Period preceding the Monthly Period in which such notice is given.

         Section 15. Transfer and Exchange; Restrictions on Transfer of Series 1996-1 Certificates; Tax Treatment; Legends.

         (a) The Series 1996-1 Certificates have not been and will not be registered under the Securities Act or any other applicable securities law and may not be reoffered, resold, pledged or otherwise transferred except (i) to a person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, subject to the receipt by the Transferor and the Trustee of a letter substantially in the form attached as Exhibit C hereto, (ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available) subject to the receipt by the Transferor and the Trustee of such evidence acceptable to the Transferor and the Trustee that such reoffer, resale, pledge or transfer is in compliance with the Securities Act and other applicable laws, (iii) to an Institutional Accredited Investor pursuant to any other exemption from the registration requirements of the Securities Act, subject to (A) the receipt by the Transferor and the Trustee of a letter substantially in the form attached as Exhibit D hereto and (B) the receipt by the Transferor and the Trustee of such other evidence acceptable to the Transferor and the Trustee that such reoffer, resale, pledge or transfer is in compliance with the Securities Act and other applicable laws or (iv) to the Transferor, in each case in accordance with any applicable securities and blue sky laws of any State of the United States or any other applicable jurisdiction.

         (b) The Transferor shall make available to the prospective transferee information requested to satisfy the requirements of paragraph (d)(4) of Rule 144A (the "Rule 144A Information"). The Rule 144A Information shall include any or all of the following items requested by the prospective transferee:

                  (i) the private placement memorandum relating to the Series 1996-1 Certificates dated December 13, 1996, and any supplements or amendments thereto;

                  (ii) copies of each statement delivered to Series 1996-1 Certificateholders pursuant to Section 5.2 on each Distribution Date preceding such request; and

                  (iii) such other information as is reasonably available to the Transferor in order to comply with requests for information pursuant to Rule 144A under the Securities Act.

         (c) Each Series 1996-1 Certificate will bear a legend substantially in the following form:

         "THIS CERTIFICATE (OR ITS PREDECESSOR) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES FOR THE BENEFIT OF THE TRANSFEROR THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, SUBJECT TO RECEIPT BY THE TRANSFEROR AND THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT A TO THE PRIVATE PLACEMENT MEMORANDUM, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) SUBJECT TO RECEIPT BY THE TRANSFEROR AND THE TRUSTEE OF SUCH EVIDENCE ACCEPTABLE TO THE TRANSFEROR AND THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (3) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRANSFEROR AND THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT B TO THE PRIVATE PLACEMENT MEMORANDUM AND (B) THE RECEIPT BY THE TRANSFEROR AND THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRANSFEROR AND THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, OR (4) TO THE TRANSFEROR, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES."

         (d) Upon surrender for registration of transfer of a Series 1996-1 Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Series 1996-1 Certificateholder substantially in the form attached as Exhibit D if the new purchaser is a QIB and by a written instrument of transfer in the form approved by the Transferor and the Trustee (it being understood that, until notice to the contrary is given to Series 1996-1 Certificateholders, the Transferor and the Trustee shall each be deemed to have approved the form of instrument of transfer, if any, printed on any definitive Series 1996-1 Certificate), executed by the registered owner, in person or by such Series 1996-1 Certificateholder's attorney thereunto duly authorized in writing, such Series 1996-1 Certificate shall be transferred upon the register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Series 1996-1 Certificates of any authorized denominations and of a like aggregate principal amount and tenor. Transfers and exchanges of Series 1996-1 Certificates shall be subject to such restrictions as shall be set forth in the text of the Series 1996-1 Certificates and such reasonable regulations as may be prescribed by the Transferor. Successive registrations and registrations of

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
transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register.

         (e) H & T Receivable Funding Corporation shall be prohibited from Transferring any interest in or portion of the Exchangeable Transferor Certificate to the extent that after giving effect to any such Transfer the amount of the Exchangeable Transferor Certificate held solely by the Transferor would be less than the Minimum Retained Interest unless, prior to such Transfer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed Transfer will not adversely affect the federal or any then Applicable Tax State income tax characterization of any outstanding Series of Investor Certificates or the taxability (or tax characterization) of the Trust under federal or any then Applicable Tax State income tax laws. In no event shall any interest in or portion of the Exchangeable Transferor Certificate be transferred to BTFC. As a condition to transfer of an interest in or portion of the Exchangeable Transferor Certificate the transferee shall be required to agree not to institute against, or join any other Person in instituting against, the Transferor or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all Investor Certificates are paid in full. The Transferor shall provide prompt written notice to each Rating Agency of any such transfer.

         (f) No transfer of a Series 1996-1 Certificate will be permitted to be made to a benefit plan except through an insurance company general account. Each Series 1996-1 Certificate will bear a legend substantially in the following form:

         "EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE TRANSFEROR THAT EITHER (I) IT IS NOT, AND IS NOT PURCHASING DIRECTLY OR INDIRECTLY ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THAT IS SUBJECT TO TITLE I OF ERISA OR A PLAN DESCRIBED IN
         SECTION 4975(E)(1) OF THE CODE OR (II) THE SOURCE OF THE FUNDS USED TO PURCHASE AND HOLD THE CERTIFICATES PURCHASED HEREUNDER WILL BE AN "INSURANCE COMPANY GENERAL ACCOUNT" WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60 AND THE ACQUISITION AND HOLDING OF THE CERTIFICATES WILL BE EXEMPT UNDER PTCE 95-60.

         (g) The Series 1996-1 Certificateholders shall comply with their obligations under Section 3.7 of the Agreement with respect to the tax treatment of the Series 1996-1 Certificates, except to the extent that a relevant taxing authority has disallowed such treatment.

         Section 16. Back-Up Servicer. The Transferor, the Servicer and the Trustee have entered into the Back-Up Servicing Agreement with the Back-Up Servicer, and each covenants and agrees for the benefit of the Series 1996-1 Certificateholders to perform all of its respective obligations thereunder, and otherwise to take all reasonable actions required to maintain the Back-Up Servicing Agreement in effect for so long as any of the Series 1996-1 Certificates shall remain outstanding. The Trustee shall not agree to any amendment of the Back-Up Servicing Agreement unless the Holders of Series 1996-1 Certificates evidencing more than 50% of the Series 1996-1 Invested Amount shall consent thereto. The Trustee shall not consent to any termination of the Back-Up Servicing Agreement without the consent of each Holder of the Series 1996-1 Certificates. If so directed by each Holder of the Series 1996-1 Certificates, the Trustee (together with the Transferor and BTFC) shall terminate the Back-Up Servicing Agreement in accordance with the terms thereof. If the Back-Up Servicer shall become legally unable to perform the obligations of Back-Up Servicer or the Back-Up Servicing Agreement otherwise shall be terminated while any Series 1996-1 Certificates remain outstanding, the Trustee covenants and agrees that it will assume and perform the duties of Back-Up Servicer as provided in the Back-Up Servicing Agreement until a replacement Back-Up Servicer shall have entered into a new Back-Up Servicing Agreement, substantially in the form of the Back-Up Servicing Agreement unless otherwise approved in writing by Holders of Series 1996-1 Certificates evidencing more than 50% of the Series 1996-1 Invested Amount, for the benefit of the Series 1996-1 Certificateholders.

         Section 17.  Additional Consent Rights; Modifications to Agreement.

         (a) Notwithstanding anything to the contrary in Section 8.2 of the Agreement, the Servicer, if other than Texas Commerce Bank National Association, shall not consolidate with or merge into any other corporation or convey or transfer its assets substantially as an entirety to any Person unless, in each case, either (i) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquired by conveyance or transfer the properties of the Servicer substantially as an entirety has a tangible net worth immediately after giving effect to such consolidation, merger, conveyance or transfer, of not less than the Tangible Net Worth of the Servicer immediately prior to giving effect to such consolidation, merger, conveyance or transfer, as confirmed in an Officer's Certificate delivered by the Servicer to the Trustee, or (ii) consent thereto has been obtained from the Holders of Series 1996-1 Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount.

         (b) Notwithstanding anything to the contrary in subsection 13.1(a) of the Agreement, the Transferor, the Servicer and the Trustee shall not enter into any amendment otherwise permitted pursuant to clause (ii) of such subsection, or pursuant to the second paragraph of such subsection, unless, in each case, consent thereto has been obtained from the Holders of Series 1996-1 Certificates aggregating not less than 66-2/3% of the Invested Amount. The Servicer shall provide to each Series 1996-1 Certificateholder a copy of each amendment to the Agreement and this Series 1996-1 Supplement at least three Business Days prior to the effective date thereof.

         (c) Notwithstanding anything to the contrary in Section 6.9 of the Agreement, if (i) the percentage equivalent of a fraction, (A) the numerator of which is the sum of the Dilutions (excluding all Dilutions attributable to a Credit Card Program) as reported by the Servicer on the monthly Settlement Statement for the three Monthly Periods preceding the Monthly Period in which the Transferor proposes to issue a Series of Investor Certificates other than a Replacement Series divided by three, and (B) the denominator of which is the average monthly Aggregate Principal Receivables for such three Monthly Periods, exceeds (ii) 1.6%, then the Transferor, the Servicer and the Trustee shall not issue such Series of Investor Certificates (other than a Replacement Series) unless consent thereto has been obtained from the Holders of Series 1996-1 Certificates aggregating not less than 50% of the Series 1996-1 Invested Amount.

         (d) Notwithstanding anything to the contrary in subsection 10.1(b) of the Agreement, with respect to the Series 1996-1 Certificates (a) there shall be added to such subsection, immediately following the phrase "and in good faith in effecting such cure" which appears after the proviso therein, the phrase "and shall have given not less than 7 days notice to the Series 1996-1 Certificateholders requesting an additional period of 30 days to effect such cure, and unless the Holders of Series 1996-1 Certificates evidencing more than 50% of the Invested Amount shall have responded indicating their refusal to grant such extension", and (b) the phrase "unless the Trustee shall agree that a longer extension is appropriate under the circumstances" shall be replaced by the phrase "unless Holders of Series 1996-1 Certificates evidencing more than 50% of the Invested Amount shall agree that a longer extension is appropriate under the circumstances".

         (e) Notwithstanding anything to the contrary in subsection 10.1(c) of the Agreement, with respect to the Series 1996-1 Certificates (a) there shall be added to such subsection, immediately following the phrase "and in good faith in effecting such cure" which appears after the proviso therein, the phrase "and shall have given not less than 7 days notice to the Series 1996-1 Certificateholders requesting an additional period of 30 days to effect such cure, and unless the Holders of Series 1996-1 Certificates evidencing more than 50% of the Invested Amount shall have responded indicating their refusal to grant such extension", and (b) the phrase "unless the Trustee shall agree that a longer extension is appropriate under the circumstances" shall be replaced by the phrase "unless Holders of Series 1996-1 Certificates evidencing more than 50% of the Invested Amount shall agree that a longer extension is appropriate under the circumstances".

         (f) For purposes of applying the consent restrictions of subsection 13.3(c) to the Series 1996-1 Certificateholders, the percentage specified therein shall be deemed to be 25% and not 50%.

         (g) [Reserved.]

         (h) BTFC agrees that it shall not change its policies, in effect on the Closing Date, of denying access (to the extent reasonably practicable under the circumstances) to Obligors whose obligations in respect of Receivables are past due more than 60 days.

         (i) Neither the Trustee, the Transferor nor BTFC shall agree to any amendment or modification of the Purchase Agreement or the Subsidiary Purchase Agreement without either the prior consent of Holders of Series 1996-1 Certificates evidencing more than 50% of the Invested Amount or the Rating Agency Condition being satisfied, provided that the foregoing shall not apply with respect to any amendment or modification (i) to cure any ambiguity, to revise any exhibits or Schedules (other than Schedule I to the Purchase Agreement and Schedule II to the Subsidiary Purchase Agreement), to correct or supplement any provisions therein or thereon which may be inconsistent with any other provisions therein or thereon, or (ii) to add any other provisions with respect to matters or questions raised thereunder which shall not be inconsistent with the provisions of such agreement provided the conditions of
Section 13.1 of the Agreement have been satisfied.

         Section 18.  Issuance of Additional Series of Investor Certificates.

         (a) If the Transferor proposes to issue a Series of Investor Certificates other than a Replacement Series, the Transferor (at its sole expense) shall provide or cause to be provided to the Series 1996-1 Certificateholders or their respective agents as they may designate in writing, copies of (i) all documentation relating to such additional Series to which any of the Transferor, the Servicer or the Trustee would be a party (provided, that the Transferor shall not be required to provide any underwriting or placement agent agreement, or any certificate purchase agreement, as part of such documentation), (ii) all legal opinions to be delivered to either the Trustee or any Rating Agency, and (iii) the private placement memorandum or other offering materials to be used in connection with such Series (collectively, the "Series Documentation"); provided, that information identifying any proposed investor in such Series may be deleted from all Series Documentation provided pursuant to this subsection (a) if requested by such proposed investor. The then current drafts of all Series Documentation shall be provided to the Series 1996-1 Certificateholders no later than 30 days prior to the anticipated closing date for such Series (which anticipated closing date, and any subsequent changes thereto, shall be identified to the Series 1996-1 Certificateholders), unless the initial draft of any Series Documentation is first prepared later than 30 days prior to such anticipated closing date. Thereafter, an initial draft of any Series Documentation which is first prepared later than 30 days prior to such anticipated closing date, and subsequent drafts of all Series Documentation (or changed pages, if applicable) shall be provided to the Series 1996-1 Certificateholders as contemporaneously as reasonably practicable with the distribution of such Series Documentation to the proposed investors, Rating Agencies or other Persons having an interest in such Series. Notwithstanding the Transferor's obligation to provide the Series Documentation pursuant to this subsection (a), nothing contained in this subsection (a) shall be deemed or construed to grant to the Series 1996-1 Certificateholders any right of consent with respect to any such Series Documentation unless the consent right provided for in Section 17(c) of this Series Supplement is otherwise applicable. In receiving any Series Documentation pursuant to this subsection (a), each Series 1996-1 Certificateholder shall be deemed to have acknowledged and agreed that such Series Documentation has been provided solely for purposes of review by such Series 1996-1 Certificateholder in order to determine the effect, if any, of the issuance of such Series on the Series 1996-1 Certificates, and that such Series Documentation will be treated as confidential and will not be disclosed to third parties for purposes unrelated to such review.

         (b) The Transferor agrees that while the Series 1996-1 Certificates remain outstanding, no other Series of Investor Certificates will provide for an allocation of the Default Amount against the Available Subordination Amount with respect to such other Series in an amount greater than that provided for pursuant to Sections 4.3(d) and 4.5 (as set forth in this Series Supplement) of the Pooling and Servicing Agreement.

         (c) If the Transferor proposes to issue a Series of Investor Certificates other than a Replacement Series, then for purposes of the requirement in subsection 6.9(b) of the Agreement that the Rating Agency Condition be satisfied in connection with the Exchange related to issuance of such Series, the rating to be applicable with respect to the Series 1996-1 Certificates shall be at least BBB+, whether or not the then current rating of the Series 1996-1 Certificates is BBB+.

         Section 19.  Closed and Sold Clubs.

         (a) Definitions.  For purposes of this Section 19,

                  "Category I - Closed Clubs" shall mean each health club which has been closed on or after the Closing Date, and the memberships with respect to which have been transferred to and assumed by a Qualifying Replacement Club located more than five (5) miles, but not more than twenty (20) miles, from such closed club.

                  "Category II - Closed Clubs" shall mean each health club which has been closed on or after the Closing Date, and the memberships with respect to which have been transferred to and assumed by a Qualifying Replacement Club located not more than five (5) miles from such closed club, and which is not a club which has been specifically constructed as a new replacement club to be owned and operated by BTFC or another Originator.

                  "Category III - Sold Clubs" shall mean each health club the ownership of which has been sold by BTFC or another Originator on or after the Closing Date, and which is not to be operated, following consummation of such sale, under a franchise agreement between BTFC (or such other Originator, if applicable) and the new owner of such sold club providing that such sold club is to be operated in a manner consistent with the standards that BTFC (or such other Originator, if applicable) would require for a club owned by it.

                  "Qualifying Replacement Club" shall mean a health club which is either (i) owned by BTFC or another Originator, (ii) operated by the owner thereof under a franchise agreement between BTFC (or another Originator or a wholly-owned Subsidiary of BTFC, if applicable) and such owner providing that such club is to be operated in a manner consistent with the standards that BTFC (or such other Originator or a wholly-owned Subsidiary of BTFC, if applicable) would require for a club owned by it, or (iii) a club formerly owned by BTFC or another originator which has been sold to a Qualifying Purchaser.

                  "Qualifying Purchaser" shall mean a purchaser of a health club from BTFC or another Originator who has entered into an agreement with BTFC (or such other Originator, if applicable) providing (i) for the continued servicing of the Contracts and related Receivables with respect to such sold club by BTFC, (ii) that such sold club is to be operated in a manner consistent with the standards that BTFC (or such other Originator, if applicable) would require for a club owned by it, and (iii) that BTFC (or such other Originator, if applicable) shall have the right to repurchase such sold club or assume management control thereof if such sold club is not operated in accordance with clause (ii) above.

         (b) Designation of Receivables as Ineligible.

                  (i) In the event any health club is closed on or after the Closing Date, each Eligible Receivable, the Obligor on which was a member of such closed club, shall be designated as an Ineligible Receivable as of the date such club is closed, unless and until the membership of such Obligor is transferred to and assumed by a Qualifying Replacement Club located within twenty (20) miles of such closed club.

                  (ii) In the event any health club is sold by BTFC or another Originator on or after the Closing Date, each Eligible Receivable, the Obligor on which was a member of such sold club, shall be designated as an Ineligible Receivable as of the date such club is sold, unless and until the membership of such Obligor is assumed by a Qualifying Purchaser.

         (c) Calculation of Excluded Amount - Clubs. With respect to any health club which is closed or sold on or after the Closing Date, and as to which the related Eligible Receivables would not be designated as Ineligible Receivables under either clause (i) or (ii) of subsection (b) above, the Servicer shall determine whether such club constitutes a Category I - Closed Club, a Category II - Closed Club, or a Category III - Sold Club. If such club

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constitutes a Category I - Closed Club, a Category II - Closed Club, or a
Category III - Sold Club, the Servicer shall identify each Eligible Receivable, the Obligor on which was a member of such club, for purposes of calculating the Excluded Amount - Clubs.

         The "Excluded Amount - Clubs" shall mean, for purposes of the Settlement Statement delivered by the Servicer on any Determination Date occurring after the number of health clubs owned or operated by Originators has fallen and remains below 300 clubs, and for purposes of calculating and reporting the Transferor Interest in the Daily Report delivered by the Servicer on each Business Day subsequent to the Determination Date on which such Settlement Statement is delivered through, and including, the next succeeding Determination Date, and for purposes of determining the Aggregate Principal Receivables on any such Business Day, the greater of the amounts described in clauses (i) and (ii) below:

         (i)  the sum of:

         (A) the difference, if positive, between (x) the aggregate Principal Balance of all Eligible Receivables (as of the last Business Day of the Monthly Period to which such Settlement Statement relates) of Obligors who were members of a Category I - Closed Club that was closed during the preceding 6 months, minus (y) 1% of the Aggregate Principal Receivables (without giving effect to any reduction thereto in respect of Excluded Amount-Clubs) as of the end of the last Business Day of the Monthly Period to which such Settlement Statement relates; plus

         (B) the difference, if positive, between (x) the aggregate Principal Balance of all Eligible Receivables (as of the last Business Day of the Monthly Period to which such Settlement Statement relates) of Obligors who were members of a Category II - Closed Club that was closed during the preceding 6 months, minus (y) 3% of the Aggregate Principal Receivables (without giving effect to any reduction thereto in respect of Excluded Amount-Clubs) as of the end of the last Business Day of the Monthly Period to which such Settlement Statement relates; plus

         (C) the difference, if positive, between (x) the aggregate Principal Balance of all Eligible Receivables (as of the last Business Day of the Monthly Period to which such Settlement Statement relates) of Obligors who were members of a Category III - Sold Club which was sold during the preceding 6 months, minus (y) 2% of the Aggregate Principal Receivables (without giving effect to any reduction thereto in respect of Excluded Amount Clubs) as of the end of the last Business Day of the Monthly Period to which such Settlement Statement relates; or

         (ii) the difference, if positive, between (I) the sum of the amounts described in subclause (x) of each of clauses (A), (B) and (C) above, minus (II) 5% of the Aggregate Principal Receivables (without giving effect to any reduction thereto in respect of Excluded Amount Clubs) as of the end of the last Business Day of the Monthly Period to which such Settlement Statement relates.

Notwithstanding the foregoing, the Servicer shall not be obligated to calculate and report the Excluded Amount Clubs on the Daily Report until such time as the Officer's Certificate delivered pursuant to subsection (d) below indicates that such club closing or sale would result in an Excluded Amount - Clubs

         (d) Conditions to Closing or Selling a Club. BTFC covenants and agrees that it will not (and that it will not permit any other Originator to) consummate a closing or sale of any health club unless (i) BTFC shall have first delivered to the Trustee and the designated representatives of the Class A-1 and the Class A-2 Certificateholders an Officer's Certificate identifying (A) whether such closed or sold club would be subject to subsection (b)(i) or (ii) above, or would be a Category I - Closed Club, a Category II - Closed Club or a Category III - Sold Club, (B) the aggregate amount of Eligible Receivables which would either be designated as Ineligible Receivables pursuant to the Purchase Agreement or subsection (b) above or would be included for purposes of calculating the Excluded Amount - Clubs upon consummating such closing or sale, and (C) whether such closing or sale would cause the Transferor Interest to fall below the Minimum Transferor Interest (during the Revolving Period) or the Available Subordination

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
Amount (during the Amortization Period), and if so, the Transferor shall be obligated to make a payment (to be treated as an Adjustment Payment for all purposes hereunder) in an amount equal to the amount by which the Transferor Interest would have been reduced below the Minimum Transferor Interest or Available Subordination Amount, as applicable, and (ii) the Transferor shall have deposited the amount of any such Adjustment Payment so required into the Excess Funding Account; provided, that compliance with this subsection (d) shall not be a precondition to closing any club upon the expiration of the lease of the premises (although such closed club shall otherwise be subject to the provisions of this Section 19). Notwithstanding the foregoing, the covenants and agreements of this subsection (d) shall be applicable to BTFC only in the event the number of health clubs operated by Bally and its subsidiaries has fallen below 300 clubs; additionally, compliance with this subsection (d) may be waived in individual instances by the Holders of the Series 1996-1 Certificates aggregating not less than 50% of the Invested Amount. For purposes of this
Section 19, references to sold clubs shall be deemed to include (i) clubs, the management or supervision of operations of which have been contracted to a Person not an Originator and (ii) clubs of Originators which have been terminated as parties to the Subsidiary Purchase Agreement pursuant to subsection 5.1(j) of the Purchase Agreement.

         Section 20. Right to Visit Servicer and Review Receivables. Any Series 1996-1 Certificateholder holding Certificates with an initial aggregate Certificate Balance of at least $5,000,000 shall have the right, upon reasonable prior notice to the Servicer (the "Proposing Certificateholder"), not more than once every six month period (i) to visit the Servicer, to discuss the affairs, finances and accounts of the Servicer with, and to be advised as to the same by, its officers, and to examine the books of account and records (including, without limitation, computer files, tapes and disks and microfiche lists) of the Servicer to the extent reasonably related to the Receivables, and to make or be provided with copies and extracts therefrom, and to discuss the affairs, finances and accounts therefrom, and (ii) to discuss the affairs, finances and accounts of the Servicer with, and to be advised as to the same by, the Independent Accountants of the Servicer (and the Servicer agrees that it will use its best efforts, upon request pursuant hereto, to cause the Independent Accountants to meet with such Series 1996-1 Certificateholders, provided, however, that no such discussion shall take place without a representative of the Servicer present, and the Servicer provides no assurance that such accountants will in fact be willing to engage in such discussions). Unless there shall have occurred a Servicer Default, a Pay-Out-Event or a Discrepancy Event, or the Servicer shall have advised the Series 1996-1 Certificateholder that a Servicer Default, or Pay-Out-Event is likely to occur, the Proposing Certificateholder shall provide the Servicer at least fifteen (15) days notice with respect to the proposed date of visitation and contemporaneously therewith shall provide the Trustee a copy of the same. The Trustee will provide all other Certificateholders a copy of such notice within two (2) Business Days of its receipt of the same, and Certificateholders will provide notice to the Servicer within nine (9) days of the proposed visitation date acknowledgment of whether or not they will join the Proposing Certificateholder on the proposed visitation date. All information obtained by any Series 1996-1 Certificateholder pursuant to this Section 20 shall be treated as confidential and subject to the terms and conditions described in Annex 1 hereto. Each Series 1996-1 Certificateholder shall pay its own expenses incurred in connection with the inspection activities contemplated hereunder; provided, however, that the Servicer shall pay the reasonable out-of-pocket expenses of one representative designated by the Series 1996-1 Certificateholders in making an initial visit and inspection pursuant to this Section 20 at any time on or after the occurrence of a Servicer Default, Pay-Out-Event or Discrepancy Event, or if the Servicer shall have advised the Series 1996-1 Certificateholders that a Servicer Default or Pay-Out-Event is likely to occur. Notwithstanding the foregoing, the event that there shall have occurred a Servicer Default, a Pay-Out-Event or a Discrepancy Event, or the Servicer shall have advised the Series 1996-1 Certificateholders that a Servicer Default or Pay-Out-Event is likely to occur, there shall be no limit upon the number of visits or discussions which are the subject of this Section 20 and the notice requirement set forth above shall not apply; provided, however, that the Servicer shall not be required to pay any expenses of the Series 1996-1 Certificateholders in connection with such visits or discussions except as provided in the immediately preceding sentence. For purposes of this Section, a "Discrepancy Event" shall mean the inability of the Servicer and the Back-Up Servicer or the Independent Accountants, as applicable, to resolve an error or discrepancy in a Daily Report or Settlement Statement which involves an amount in excess of $500,000. The rights of any Series 1996-1 Certificateholder under this Section 20 may be delegated, on a non-exclusive basis, to a representative provided, however, that the rights of said representative under this Section 20 shall be subject to the same limitations as are the rights of the Series 1996-1 Certificateholders and shall be subject to the condition described in Annex I hereto.

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
         Section 21. Interest Rate Cap Reductions. At any time that the notional amount of the Interest Rate Cap is greater than the aggregate outstanding principal amount of the Class A-2 Certificates, the Transferor may, upon written notice, direct the Trustee to designate an early termination date with respect to any part or all of the Interest Rate Cap provided that the remaining notional amount of the Interest Rate Cap (after giving effect to any such early termination) shall at least be equal to the aggregate outstanding principal amount of the Class A-2 Certificates.

         Section 22. Ratification of Agreement. (a) As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

         (b) For so long as any of the Series 1996-1 Certificates are outstanding, each of the Transferor, the Servicer and the Trustee agree to cooperate with each other to provide to any Series 1996-1 Certificateholders and to any prospective purchaser of Series 1996-1 Certificates designated by such a Series 1996-1 Certificateholder upon the request of such Series 1996-1 Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

         Section 23. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION 24. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 25. Instructions in Writing. All instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.

         Section 26. Post Closing Searches. The Servicer agrees to obtain, or cause to be obtained, searches of all applicable UCC financing statement records to verify the existence of all required UCC filings provided for herein as in the Agreement within forty-five (45) days of the Closing Date.

         Section 27. Series 1995-1 Replacement Series Conditions. The Transferor represents and warrants that the conditions relating to the issuance of a Replacement Series provided for in the Series 1995-1 Supplement dated as of June 26, 1996 by and among the Transferor, the Series and the Trustee have been met.

         Section 28. Amendment or Release of Interest Rate Cap. The Trustee covenants not to amend any provision of, or release all or any portion of the notional amount, of the Interest Rate Cap without Rating Agency consent.

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                  IN WITNESS WHEREOF, the Transferor, the Servicer and the
Trustee have caused this Series 1996-1 Supplement to be duly executed by their respective officers as of the day and year first above written.


                           H & T RECEIVABLE FUNDING CORPORATION
                                   Transferor


                           By:  /s/ John W. Dwyer
                              Printed Name:  John W. Dwyer
                              Title:  Senior Vice President



                           BALLY TOTAL FITNESS CORPORATION
                                   Servicer


                           By:  /s/ John W. Dwyer
                              Printed Name:  John W. Dwyer
                              Title:  Senior Vice President



                           TEXAS COMMERCE BANK
                                   NATIONAL ASSOCIATION
                                   not individually but solely
                                   as Trustee


                           By:   /s/ Eric C. Lokker
                              Printed Name:  Eric C. Lokker
                              Title:  Assistant Vice President

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